UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2019

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2019

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Osterweis Funds, call (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or oﬀer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments for complete Fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

USD – United States Dollar

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The 60/40 blend is composed of 60% S&P 500 Index and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index is the 1-3 Year segment of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

The ICE BofAML 3-Month Treasury Bill Index is a monthly-rebalanced index that consists of a single Treasury Bill issue that matures closest to, but not beyond, three months.

The above indices include the reinvestment of dividends and income and are not available for investment.

Credit spread is the difference in yield between a risk-free asset such as a U.S. Treasury bond and another security with the same maturity but of lesser quality.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade and non-investment grade (high yield) categories are determined by credit ratings from Standard and Poor’s and Moody’s, which are private independent rating services that assign grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ’AAA’, which is the highest grade, to ’D’, which is the lowest grade. Moody’s ratings are expressed as letters and numbers ranging from ’Aaa’, which is the highest grade, to ’C’, which is the lowest grade. A Standard and Poor’s rating of BBB- or higher is considered investment grade. A Moody’s rating of Baa3 or higher is considered investment grade. A Standard and Poor’s rating below BBB- is considered noninvestment grade. A Moody’s rating below Baa3 is considered non-investment grade. In limited situations when none of the rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE DATA, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Osterweis Capital Management, or any of its products or services.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Earnings growth is not representative of the Fund’s future performance.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. [42332]

Table of Contents

Letter from the Chief Investment Officers	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	3
Fund Overview	4
Schedule of Investments	5
Osterweis Strategic Income Fund
Portfolio Managers’ Review	7
Fund Overview	8
Schedule of Investments	9
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	15
Fund Overview	17
Schedule of Investments	18
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	23
Fund Overview	24
Schedule of Investments	25
Osterweis Total Return Fund
Portfolio Managers’ Review	26
Fund Overview	27
Schedule of Investments	28
Financial Statements
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets
Osterweis Fund	35
Osterweis Strategic Income Fund	36
Osterweis Strategic Investment Fund	37
Osterweis Emerging Opportunity Fund	38
Osterweis Total Return Fund	39
Financial Highlights
Osterweis Fund	40
Osterweis Strategic Income Fund	41
Osterweis Strategic Investment Fund	42
Osterweis Emerging Opportunity Fund	43
Osterweis Total Return Fund	44
Notes to Financial Statements	45
Expense Examples	55
Additional Information	57
Approval of Investment Advisory Agreements	58
Privacy Notice	61

Letter from the Chief Investment Officers

October 14, 2019

During the third quarter, the stock market, as measured by the S&P 500 Index (S&P 500), posted a modest 1.70% gain, while the U.S. economy enjoyed a continuation of the recovery begun in 2009. Both achievements were remarkable, not so much for their extent, but because they happened in the face of some very serious headwinds, including the U.S./China trade war, slowing global economic growth, rising tensions in the Middle East, Brexit and Hong Kong unrest.

Bond investors were a bit more troubled by the uncertainty, triggering a “flight to safety” that extended the Treasury rally and drove the 10-year yield from 2.00% at the end of the second quarter to 1.68% at the end of the third.

The trade war between the U.S. and China has been the top concern for both stock and bond investors for months. Much of what has been written in the press about the conflict implies it is only about trade, but it is in fact an all-out battle for global leadership on many fronts — technological, social, religious, ideological, political and economic. Trade is just the most visible (for now) battle in a much larger struggle.

We expect a resolution, or even a partial trade deal, may cause an “exuberance” rally, which would certainly be a welcome development for investors. However, in our view that will not truly end the war, which we expect will play out slowly over our lifetime. We believe companies and investors will need to adjust and adapt to the new reality of U.S./China relations that are more guarded, and possibly more adversarial.

In response to the trade war and the other risks facing the economy, the Federal Reserve (the Fed) cut rates another 25 basis points (0.25%) in an effort to keep the expansion alive — the second rate cut since the current round of easing began in July. Anemic inflation, hovering below the Fed’s 2% target, has given the Fed room to cut rates.

The short term effects have been positive, but we hope that persisting on a path of cutting rates further does not turn out to be a self-fulfilling prophecy for the broader economy. CEOs and other corporate decision-makers take their cues from macroeconomic data, and, to the extent that they are listening to the Fed, may decide to hold off on major expansion or capital expenditure plans. We will be carefully monitoring corporate hiring and budgeting plans for 2020 as companies report their third quarter earnings over the next four to six weeks.

Given all of these challenges, our equity focus for the Osterweis Fund remains on industry leading companies that are enjoying robust tailwinds and accelerating earnings growth. Within the Emerging Opportunity Fund we continue to look for attractively priced companies poised for rapid expansion driven by secular growth trends.

In fixed income, we have been increasing the credit quality in the Strategic Income Fund and reducing our duration to take advantage of the flat yield curve. In addition, we pared our convertible holdings during the quarter. We have also boosted our cash position, which gives us the liquidity/flexibility to invest in any “fat pitches” that may emerge. Within the investment grade Total Return Fund, we are also keeping our duration relatively low and are looking to take advantage of opportunities in mortgages and corporates.

The Strategic Investment Fund which combines our investment strategies has a relatively neutral balance of 60% equities and 40% fixed income and cash.

If you are not currently receiving our quarterly shareholder letters by email and would like to, please email contact@osterweis.com or call (800) 700-3316.

Sincerely,

Jim Callinan, CFA	John Osterweis	Larry Cordisco	Carl Kaufman	Eddy Vataru, CFA
CIO –	Co-CIO –	Co-CIO –	CIO –	CIO –
Emerging Growth	Core Equity	Core Equity	Strategic Income	Total Return
____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2019 to September 30, 2019, the Osterweis Fund (the “Fund”) generated a total return of 8.18% versus 6.08% for the S&P 500. (Please see standardized performance in the table following this review.)

Market Review

The domestic equity market performed well during the past six months despite multiple economic headwinds, particularly the ongoing U.S./China trade dispute and slowing global growth. The Federal Reserve cut the federal funds rate twice (for a total of 50 basis points) in the second fiscal quarter, which was generally supportive of risk assets and offset some of the negative headlines. Developed international markets lagged the S&P 500 but still finished with positive absolute returns.

Portfolio Review

For the six-month period ending September 30, 2019, the Fund nicely outperformed the S&P 500. Overall, our stock selection was materially additive to relative performance, while our sector weighting detracted slightly from our returns versus the benchmark.

Over two thirds of the stocks in the Fund delivered positive absolute returns during the period, and nearly every sector delivered positive returns on both an absolute and relative basis. Our consumer discretionary holdings fared particularly well, delivering over 4x the benchmark returns for that sector. Information technology, energy, and health care also each materially outperformed the index during the period. On the downside, our real estate holdings slightly lagged the benchmark.

Sector weighting was a minor drag on performance, as we were modestly overweight both of the negative performing sectors in the benchmark, health care and energy. In addition, we were underweight some of the best performing sectors in the benchmark, including financials.

Our cash holding averaged 4% during the period and detracted slightly from performance.

Outlook & Portfolio Positioning

As we have discussed previously, we are in the late stages of a long, slow economic recovery, but we continue to believe the expansion has room to run, primarily due to low inflation, accommodative Fed policy and continued low unemployment. Given where we are in the cycle, we are focused on domestic stocks we believe will outperform the market but that have less downside potential should the expansion falter. (We continue to feel U.S. equities offer more upside potential than international alternatives.) Specifically, we are investing in dominant companies with strong secular tailwinds, large/growing dividends and accelerating earnings growth. We are also investing in companies that we feel could benefit from a downturn.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2019

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	8.18%	9.90%	10.19%	5.71%	9.17%	7.40%	10.17%
S&P 500 Index	6.08	4.25	13.39	10.84	13.24	9.01	9.57
Gross/Net Expense Ratio as of 03/31/2019: 1.18%/0.96% 1
[1]
As of the most recent Prospectus dated June 28, 2019.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2020.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	5.4%
Brookfield Asset Management, Inc. – Class A	5.0
Enterprise Products Partners L.P.	4.7
Microsoft Corp.	4.5
NextEra Energy, Inc.	4.3
Danaher Corp.	4.2
IHS Markit Ltd.	3.9
Charter Communications, Inc. – Class A	3.8
Waste Connections, Inc.	3.4
Visa, Inc. – Class A	3.0
Total	42.2%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2019 (Unaudited)

Shares		Value
Common Stocks: 89.3%

Aerospace & Defense: 2.5%
8,335	Boeing Co.	$3,171,218

Air Freight & Logistics: 1.8%
15,600	FedEx Corp.	2,270,892

Capital Markets: 7.0%
120,229	Brookfield Asset
	Management, Inc. – Class A	6,382,958
60,035	Charles Schwab Corp.	2,511,264
		8,894,222
Commercial Services & Supplies: 3.4%
46,990	Waste Connections, Inc.	4,323,080

Diversified Consumer Services: 2.5%
57,650	ServiceMaster Global
	Holdings, Inc. [1]	3,222,635

Diversified Financial Services: 1.6%
9,500	Berkshire Hathaway,
	Inc. – Class B [1]	1,976,190

Electric Utilities: 4.3%
23,665	NextEra Energy, Inc.	5,513,708

Equity Real Estate Investment Trusts – REITS: 5.1%
19,795	Crown Castle International Corp.	2,751,703
28,435	Digital Realty Trust, Inc.	3,691,147
		6,442,850
Food & Staples Retailing: 2.2%
69,330	US Foods Holding Corp. [1]	2,849,463

Health Care Equipment & Supplies: 10.2%
7,709	Alcon, Inc. [1]	449,358
10,200	Becton Dickinson and Co.	2,580,192
36,520	Danaher Corp.	5,274,583
42,120	Hologic, Inc. [1]	2,126,639
7,455	Teleflex, Inc.	2,532,836
		12,963,608
Interactive Media & Services: 5.4%
5,649	Alphabet, Inc. – Class C [1]	6,886,131

IT Services: 4.8%
18,635	Broadridge Financial Solutions, Inc.	2,318,753
22,030	Visa, Inc. – Class A	3,789,380
		6,108,133
Machinery: 1.8%
61,260	Pentair Plc	2,315,628

Media: 3.8%
11,595	Charter Communications,
	Inc. – Class A [1]	4,778,531

Multiline Retail: 2.8%
22,010	Dollar General Corp.	3,498,269

Personal Products: 2.6%
55,070	Unilever NV – NYRS	3,305,852

Pharmaceuticals: 5.2%
18,685	Johnson & Johnson	2,417,465
47,410	Nektar Therapeutics [1]	863,573
38,545	Novartis AG – ADR	3,349,561
		6,630,599
Professional Services: 3.9%
74,845	IHS Markit Ltd. [1]	5,005,634

Road & Rail: 1.8%
13,050	Old Dominion Freight Line, Inc.	2,218,109

Semiconductors & Semiconductor Equipment: 5.9%
54,810	Applied Materials, Inc.	2,735,019
45,500	Micron Technology, Inc. [1]	1,949,675
17,770	Monolithic Power Systems, Inc.	2,765,545
		7,450,239
Software: 8.3%
167,090	FireEye, Inc. [1]	2,228,981
41,410	Microsoft Corp.	5,757,232
18,295	Synopsys, Inc. [1]	2,510,989
		10,497,202
Trading Companies & Distributors: 2.4%
72,541	Air Lease Corp.	3,033,665

Total Common Stocks
(Cost $76,516,269)		113,355,858

Partnerships & Trusts: 4.7%

Oil, Gas & Consumable Fuels: 4.7%
211,255	Enterprise Products Partners L.P.	6,037,668

Total Partnerships & Trusts
(Cost $0)		6,037,668

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount	Value
Bonds: 1.6%
Corporate Bonds: 1.6%

Food Products: 1.6%
Tyson Foods, Inc.
$2,000,000	2.602% (3 Month LIBOR
USD + 0.450%), 08/21/2020 [2]	$2,000,321

Total Corporate Bonds
(Cost $2,000,277)	2,000,321

Total Bonds
(Cost $2,000,277)	2,000,321

Shares
Short-Term Investments: 4.4%

Money Market Funds: 4.4%
5,536,519	Federated U.S. Treasury
Cash Reserves – Class I, 1.858% [3]	5,536,519

Total Money Market Funds
(Cost $5,536,519)	5,536,519

Total Short-Term Investments
(Cost $5,536,519)	5,536,519

Total Investments in Securities: 100.0%
(Cost $84,053,065)	126,930,366
Other Assets in Excess of Liabilities: 0.0% [4]	61,025
Total Net Assets: 100.0%	$126,991,391

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
NYRS- New York Registry Shares
USD – United States Dollar
[1]	Non-income producing security.
[2]	Variable rate security; rate shown is the rate in effect on September 30, 2019.
[3]	Annualized seven-day effective yield as of September 30, 2019.
[4]	Does not round to 0.01% or (0.01)% of net assets, if applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2019, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 1.15%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 5.42% over the same period. (Please see standardized performance in the table following this review.) The Fund also underperformed the Bloomberg Barclays U.S. Universal Bond Index (the BC Univ), which returned 5.30% over the same period1.

Market Review

The past six months were a nervous period in the fixed income markets. Economic headwinds such as the U.S./China trade war, Brexit, and slowing global growth kept investors on edge, triggering a flight to safety and a protracted Treasury rally. The 10-year U.S. Treasury yield fell from 2.41% at the end of March to 1.67% on September 30. The Federal Reserve lowered rates twice during the period in an effort to calm the markets as well as to get in synch with dovish central banks around the world.

Portfolio Review

For the six months ending September 30, 2019 the Fund underperformed the BC Univ primarily due to our defensive duration management. Issue selection also detracted slightly from the Fund’s relative performance, while sector allocation had no material impact.

During both the first and second fiscal quarters, longer term bonds fared better than shorter term issues. Because the Fund focused on shorter term securities compared to the benchmark, our lower duration detracted from relative returns.

Issue selection also detracted from relative performance, albeit only marginally. Most of our high yield holdings contributed favorably to absolute returns but there were a small number of issue-specific markdowns. On the other hand, our investment grade bonds performed well and all generated gains during the period.

Sector allocation had no material impact on the Fund’s performance versus the benchmark. Our allocations in the convertible space produced mixed results with busted converts adding absolute and relative value but a few equity-sensitive securities paring back some gains.

Outlook & Portfolio Positioning

Given the ongoing economic uncertainty, we have been increasing the credit quality of our high yield portfolio and reducing our exposure to longer maturity issues. Still, we remain optimistic that the economy will continue its slow-growth trajectory, as low interest rates are likely staying with us for a while. Should volatility increase, we will look for opportunities in both the convertible and high yield bond markets that do not require us to stretch for yield by extending our maturities or compromising our quality standards. We are beginning to see more issues that are attractively priced and appropriately structured to afford us the protections that we require. If the markets sell off more sharply than we anticipate, we are holding a comfortable level of cash and liquid short-term investments that can be quickly re-deployed into any “fat pitches” that might emerge.

____________________

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

The duration for the Osterweis Strategic Income Fund was 1.26 compared to 5.78 for the BC Agg as of September 30, 2019.

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2019

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	1.15%	1.49%	3.95%	3.73%	5.38%	5.76%	6.45%
Bloomberg Barclays U.S. Aggregate Bond Index	5.42	10.30	2.92	3.38	3.75	4.21	4.32
Gross Expense Ratio as of 03/31/2019: 0.85% 1
[1]	As of the most recent Prospectus dated June 28, 2019. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Holdings (% of Net Assets)
XPO Logistics, Inc., 6.500%	2.2%
Consolidated Energy Finance SA, 5.869%	1.9
Avation Capital SA, 6.500%	1.8
Unisys Corp., 10.750%	1.7
Arconic, Inc., 6.150%	1.7
DISH DBS Corp., 5.125%	1.7
Century Aluminum Co., 7.500%	1.5
Michael Baker International LLC, 8.750%	1.5
Resolute Forest Products, Inc., 5.875%	1.4
Centene Corp., 5.625%	1.4
Total	16.8%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2019 (Unaudited)

Shares		Value
Common Stocks: 2.3%

Food & Staples Retailing: 1.2%
1,836,308	Southeastern Grocers, Inc. [1,2,6]	$62,434,472
61,582,000	Tops Holding, Litigation
	Trust Proceeds [1,2,6,9]	46,248
		62,480,720
Machinery: 0.4%
1,260,731	Blue Bird Corp. [2,6]	23,998,015

Metals & Mining: 0.7%
823	Real Alloy Holding, Inc. [1,2,6]	36,489,855

Total Common Stocks
(Cost $160,979,638)		122,968,590

Convertible Preferred Stocks: 0.8%

Road & Rail: 0.8%
490,000	Daseke, Inc., 7.625% [3,6]	44,723,200

Total Convertible Preferred Stocks
(Cost $49,000,000)		44,723,200

Principal
Amount
Bonds: 78.0%
Corporate Bonds: 70.8%

Aerospace & Defense: 3.8%
	ADS Tactical, Inc.
$64,891,000	9.000%, 07/31/2023 [1,3,6]	65,636,468
	Arconic, Inc.
89,250,000	6.150%, 08/15/2020	92,122,957
	Spirit AeroSystems, Inc.
51,276,000	2.919% (3 Month LIBOR
	USD + 0.800%), 06/15/2021 [4]	51,248,484
		209,007,909
Air Freight & Logistics: 2.2%
	XPO Logistics, Inc.
117,774,000	6.500%, 06/15/2022 [3]	120,365,028

Airlines: 1.9%
	American Airlines 2012-2
	Class C Pass Through Trust
75,500,000	4.700%, 06/03/2021	76,585,803
	United Airlines Holdings, Inc.
26,346,000	4.250%, 10/01/2022	27,282,601
		103,868,404
Auto Components: 1.4%
	American Axle &
	Manufacturing, Inc.
56,523,000	6.625%, 10/15/2022	57,370,845
4,900,000	6.250%, 04/01/2025	4,777,500
16,600,000	6.250%, 03/15/2026	15,936,000
		78,084,345
Automobiles: 1.9%
	Harley-Davidson Financial
	Services, Inc.
24,000,000	2.652% (3 Month LIBOR
	USD + 0.500%), 05/21/2020 [3,4]	24,021,311
	Jaguar Land Rover Automotive Plc
25,230,000	4.250%, 11/15/2019 [3]	25,242,615
	Volkswagen Group of
	America Finance LLC
20,000,000	2.946% (3 Month LIBOR
	USD + 0.770%), 11/13/2020 [3,4]	20,070,938
34,000,000	3.121% (3 Month LIBOR
	USD + 0.940%), 11/12/2021 [3,4]	34,199,735
		103,534,599
Beverages: 0.8%
	Beverages & More, Inc.
39,475,000	11.500%, 06/15/2022 [3]	28,619,375
	Cott Holdings, Inc.
14,050,000	5.500%, 04/01/2025 [3]	14,629,984
		43,249,359
Building Products: 3.4%
	Builders FirstSource, Inc.
7,500,000	6.750%, 06/01/2027 [3]	8,118,750
	Cleaver-Brooks, Inc.
12,443,000	7.875%, 03/01/2023 [3]	11,820,850
	Griffon Corp.
66,798,000	5.250%, 03/01/2022	67,632,975
	Patrick Industries, Inc.
39,500,000	7.500%, 10/15/2027 [3]	40,787,700
	PGT Escrow Issuer, Inc.
49,750,000	6.750%, 08/01/2026 [3]	53,854,375
		182,214,650
Capital Markets: 1.6%
	Donnelley Financial Solutions, Inc.
32,727,000	8.250%, 10/15/2024	34,036,080
	Oppenheimer Holdings, Inc.
48,812,000	6.750%, 07/01/2022	50,398,390
		84,434,470

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Chemicals: 3.0%
	CF Industries, Inc.
$2,728,000	7.125%, 05/01/2020	$2,809,840
	Consolidated Energy Finance SA
103,840,000	5.869% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3,4]	103,635,596
34,500,000	6.875%, 06/15/2025 [3]	34,758,750
	INVISTA Finance LLC
19,770,000	4.250%, 10/15/2019 [3]	19,792,143
		160,996,329
Commercial Services & Supplies: 6.3%
	GFL Environmental, Inc.
31,342,000	5.625%, 05/01/2022 [3]	32,203,905
29,500,000	8.500%, 05/01/2027 [3]	32,781,875
	Harland Clarke Holdings Corp.
47,687,000	8.375%, 08/15/2022 [3]	39,341,775
	LSC Communications, Inc.
67,291,000	8.750%, 10/15/2023 [3]	49,458,885
	Pitney Bowes, Inc.
39,027,000	4.125%, 09/15/2020	39,466,054
	Quad/Graphics, Inc.
61,528,000	7.000%, 05/01/2022	63,066,200
	R.R. Donnelley & Sons Co.
31,375,000	7.875%, 03/15/2021	32,551,562
22,311,000	8.875%, 04/15/2021	23,203,440
12,428,000	7.000%, 02/15/2022	12,862,980
15,700,000	6.500%, 11/15/2023	16,171,000
		341,107,676
Computers & Peripherals: 0.6%
	NCR Corp.
29,500,000	5.750%, 09/01/2027 [3]	30,643,125

Construction & Engineering: 2.2%
	Michael Baker International LLC
79,000,000	8.750%, 03/01/2023 [3]	80,580,000
	Tutor Perini Corp.
38,509,000	6.875%, 05/01/2025 [3]	37,450,002
		118,030,002
Construction Materials: 0.3%
	Vulcan Materials Co.
15,185,000	2.719% (3 Month LIBOR
	USD + 0.600%), 06/15/2020 [4]	15,195,397

Consumer Finance: 1.6%
	Ally Financial, Inc.
5,590,000	8.000%, 03/15/2020	5,722,427
	American Express Co.
39,000,000	2.649% (3 Month LIBOR
	USD + 0.525%), 05/17/2021 [4]	39,112,974
	Enova International, Inc.
42,500,000	8.500%, 09/01/2024 [3]	39,843,750
		84,679,151
Diversified Financial Services: 0.8%
	Aviation Capital Group LLC
30,000,000	3.082% (3 Month LIBOR
	USD + 0.950%), 06/01/2021 [3,4]	30,114,908
14,420,000	2.936% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [3,4]	14,395,711
		44,510,619
Electrical Equipment: 1.0%
	Power Solutions International, Inc.
53,000,000	7.500%, 01/01/2020 [1,3,6]	53,235,850

Electronic Equipment,
Instruments & Components: 0.2%
	MTS Systems Corp.
10,000,000	5.750%, 08/15/2027 [3]	10,425,000

Energy Equipment & Services: 0.3%
	McDermott Technology
	Americas, Inc. / McDermott
	Technology U.S., Inc.
61,552,000	10.625%, 05/01/2024 [3]	14,772,480

Equity Real Estate Investment Trusts – REITS: 0.9%
	HAT Holdings I LLC /
	HAT Holdings II LLC
19,500,000	5.250%, 07/15/2024 [3]	20,548,125
	SL Green Operating Partnership L.P.
28,000,000	3.148% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [4]	28,004,862
		48,552,987
Food & Staples Retailing: 1.9%
	Cumberland Farms, Inc.
29,420,000	6.750%, 05/01/2025 [3]	31,582,370
	KeHE Distributors LLC /
	KeHE Finance Corp.
69,250,000	8.625%, 10/15/2026 [3]	70,764,844
		102,347,214
Food Products: 0.2%
	Conagra Brands, Inc.
9,000,000	3.028% (3 Month LIBOR
	USD + 0.750%), 10/22/2020 [4]	9,001,956

Health Care Providers & Services: 2.5%
	Centene Corp.
75,508,000	5.625%, 02/15/2021	76,618,723

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Health Care Providers & Services: 2.5% (Continued)
	Cigna Corp.
$58,500,000	2.789% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [4]	$58,502,366
		135,121,089
Hotels, Restaurants & Leisure: 0.8%
	International Game Technology
10,404,000	5.500%, 06/15/2020	10,586,070
	Scientific Games International, Inc.
32,623,000	10.000%, 12/01/2022	34,050,256
		44,636,326
Household Durables: 1.5%
	Installed Building Products, Inc.
6,750,000	5.750%, 02/01/2028 [3]	6,977,812
	The New Home Co., Inc.
64,959,000	7.250%, 04/01/2022	61,223,858
	Taylor Morrison Communities, Inc.
14,500,000	5.750%, 01/15/2028 [3]	15,768,750
		83,970,420
Industrial Conglomerates: 1.1%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
59,982,000	6.250%, 02/01/2022	61,691,487

IT Services: 1.7%
	Unisys Corp.
85,280,000	10.750%, 04/15/2022 [3]	93,594,800

Leisure Products: 1.2%
	American Outdoor Brands Corp.
63,250,000	5.000%, 08/28/2020 [1,3,6]	63,158,098

Machinery: 3.0%
	Navistar International Corp.
64,250,000	6.625%, 11/01/2025 [3]	65,535,000
	Wabash National Corp.
8,750,000	5.500%, 10/01/2025 [3]	8,640,625
	Wabtec Corp.
29,350,000	3.419% (3 Month LIBOR
	USD + 1.300%), 09/15/2021 [4]	29,351,034
	Welbilt, Inc.
54,502,000	9.500%, 02/15/2024	58,521,522
		162,048,181
Media: 2.4%
	DISH DBS Corp.
89,747,000	5.125%, 05/01/2020	90,981,021
	Meredith Corp.
38,400,000	6.875%, 02/01/2026	39,216,000
		130,197,021
Metals & Mining: 4.7%
	AK Steel Corp.
73,760,000	7.625%, 10/01/2021	73,022,400
	Century Aluminum Co.
83,856,000	7.500%, 06/01/2021 [3]	82,807,800
	Coeur Mining, Inc.
55,322,000	5.875%, 06/01/2024	55,598,610
	Hecla Mining Co.
30,495,000	6.875%, 05/01/2021	30,342,525
	Real Alloy Holding, Inc.
13,409,091	12.601%, (3 Month LIBOR
	USD + 10.000%) Cash or 14.601%
	(3 Month LIBOR USD + 12.000%)
	PIK, 05/31/2023 [1,4,6,8]	13,409,091
		255,180,426
Oil, Gas & Consumable Fuels: 4.5%
	Aker BP ASA
19,750,000	4.750%, 06/15/2024 [3]	20,678,250
	Calumet Specialty Products
	Partners L.P. / Calumet
	Finance Corp.
13,293,000	6.500%, 04/15/2021	13,318,589
8,834,000	7.750%, 04/15/2023	8,237,705
27,000,000	11.000%, 04/15/2025 [3]	27,067,500
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
71,637,000	6.750%, 08/01/2022	72,951,539
	Global Partners L.P. /
	GLP Finance Corp.
16,500,000	7.000%, 08/01/2027 [3]	17,036,250
	NGL Energy Partners L.P. /
	NGL Energy Finance Corp.
37,515,000	7.500%, 11/01/2023	38,359,088
3,000,000	6.125%, 03/01/2025	2,872,500
22,347,000	7.500%, 04/15/2026 [3]	22,503,429
	Occidental Petroleum Corp.
10,000,000	3.137% (3 Month LIBOR
	USD + 0.950%), 02/08/2021 [4]	10,066,090
11,000,000	3.437% (3 Month LIBOR
	USD + 1.250%), 08/13/2021 [4]	11,067,352
		244,158,292
Paper & Forest Products: 1.4%
	Resolute Forest Products, Inc.
76,528,000	5.875%, 05/15/2023	76,910,640

Pharmaceuticals: 0.8%
	Bayer U.S. Finance II LLC
44,975,000	2.736% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3,4]	44,936,635

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Semiconductors & Semiconductor Equipment: 0.0% [10]
	Advanced Micro Devices, Inc.
$2,457,000	7.000%, 07/01/2024	$2,552,209

Specialty Retail: 3.1%
	Caleres, Inc.
67,830,000	6.250%, 08/15/2023	70,204,050
	KGA Escrow LLC
63,500,000	7.500%, 08/15/2023 [3]	66,754,375
	Penske Automotive Group, Inc.
33,448,000	3.750%, 08/15/2020	33,742,342
		170,700,767
Textiles, Apparel & Luxury Goods: 0.9%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
49,900,000	7.500%, 05/01/2025 [3]	45,034,750
	William Carter Co.
3,000,000	5.625%, 03/15/2027 [3]	3,221,250
		48,256,000
Thrifts & Mortgage Finance: 1.5%
	Nationstar Mortgage Holdings, Inc.
14,900,000	8.125%, 07/15/2023 [3]	15,570,500
	Nationstar Mortgage LLC /
	Nationstar Capital Corp.
66,898,000	6.500%, 07/01/2021	67,232,490
		82,802,990
Tobacco: 0.6%
	Pyxus International, Inc.
44,000,000	9.875%, 07/15/2021	30,690,000

Trading Companies & Distributors: 2.8%
	Avation Capital SA
91,500,000	6.500%, 05/15/2021 [3]	95,160,000
	Fly Leasing Ltd.
48,795,000	6.375%, 10/15/2021	49,740,403
	Herc Holdings, Inc.
9,500,000	5.500%, 07/15/2027 [3]	9,903,750
		154,804,153
Total Corporate Bonds
(Cost $3,904,344,132)		3,843,666,084

Convertible Bonds: 6.8%

Air Freight & Logistics: 0.9%
	Echo Global Logistics, Inc.
46,115,000	2.500%, 05/01/2020	46,114,939

Auto Components: 0.5%
	Horizon Global Corp.
33,537,000	2.750%, 07/01/2022 [6]	26,869,523

Construction & Engineering: 0.4%
	Tutor Perini Corp.
20,590,000	2.875%, 06/15/2021	19,650,581

Construction Materials: 1.7%
	Cemex SAB de CV
21,704,000	3.720%, 03/15/2020	21,744,834
67,439,000	3.720%, 03/15/2020	67,523,730
		89,268,564
Consumer Finance: 0.1%
	EZCORP, Inc.
9,750,000	2.375%, 05/01/2025	7,776,113

Electronic Equipment,
Instruments & Components: 0.4%
	OSI Systems, Inc.
20,000,000	1.250%, 09/01/2022	22,470,977

Health Care Equipment & Supplies: 0.2%
	CONMED Corp.
10,350,000	2.625%, 02/01/2024 [3]	12,860,906

Health Care Technology: 0.2%
	Tabula Rasa HealthCare, Inc.
11,000,000	1.750%, 02/15/2026 [3]	11,939,930

Internet & Direct Marketing Retail: 0.5%
	Etsy, Inc.
27,000,000	0.125%, 10/01/2026 [3]	26,668,980

IT Services: 0.5%
	Euronet Worldwide, Inc.
11,950,000	0.750%, 03/15/2049 [3]	14,018,844
	Unisys Corp.
11,641,000	5.500%, 03/01/2021	12,968,303
		26,987,147
Machinery: 0.1%
	Chart Industries, Inc.
5,827,000	1.000%, 11/15/2024 [3]	7,320,111

Semiconductors & Semiconductor Equipment: 0.5%
	Cree, Inc.
20,379,000	0.875%, 09/01/2023	22,417,646
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023	4,978,771
		27,396,417

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Software: 0.5%
	Altair Engineering, Inc.
$12,500,000	0.250%, 06/01/2024	$12,646,660
	BlackBerry Ltd.
13,750,000	3.750%, 11/13/2020 [3]	13,837,313
		26,483,973
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
16,285,000	2.875%, 07/01/2024	15,420,023

Total Convertible Bonds
(Cost $361,814,443)		367,228,184

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000,
	Acquisition Dates
	06/10/2016, 09/19/2016) [1,3,6,7]	23,394,288

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		23,394,288

Total Bonds
(Cost $4,287,965,575)		4,234,288,556

Short-Term Investments: 18.3%
Commercial Paper: 13.7%

Aerospace & Defense: 0.6%
	Northrop Grumman Corp.
30,000,000	2.263%, 10/09/2019 [8]	29,982,585

Automobiles: 2.1%
	Harley-Davidson Financial
	Services, Inc.
19,000,000	2.455%, 10/16/2019 [3,8]	18,980,966
20,000,000	2.206%, 10/29/2019 [3,8]	19,963,541
	Hyundai Capital America
25,000,000	2.203%, 10/01/2019 [3,8]	24,998,349
	Nissan Motor Acceptance Corp.
50,000,000	2.152%, 10/02/2019 [3,8]	49,993,645
		113,936,501
Biotechnology: 0.6%
	CSLB Holdings, Inc.
33,139,000	2.285%, 10/28/2019 [3,8]	33,080,723

Chemicals: 1.7%
	DuPont de Nemours, Inc.
50,000,000	2.218%, 10/28/2019 [3,8]	49,913,239
	Eastman Chemical Co.
20,000,000	2.355%, 10/21/2019 [3,8]	19,973,785
	Nutrien Ltd.
20,000,000	2.185%, 10/15/2019 [3,8]	19,980,792
		89,867,816
Diversified Telecommunication Services: 0.7%
	Bell Canada
35,000,000	2.235%, 10/07/2019 [3,8]	34,983,156

Electric Utilities: 1.8%
	Avangrid, Inc.
50,000,000	2.133%, 10/04/2019 [3,8]	49,986,783
	Electricite de France SA
50,000,000	2.234%, 10/11/2019 [3,8]	49,964,861
		99,951,644
Food Products: 0.8%
	Mondelez International, Inc.
43,000,000	2.304%, 10/02/2019 [3,8]	42,994,613

Hotels, Restaurants & Leisure: 0.9%
	Marriott International, Inc.
50,000,000	2.268%, 10/15/2019 [3,8]	49,953,021

Machinery: 0.9%
	Fortive Corp.
50,000,000	2.274%, 10/21/2019 [3,8]	49,934,463

Oil, Gas & Consumable Fuels: 0.9%
	Eni Finance USA, Inc.
25,000,000	2.347%, 10/09/2019 [3,8]	24,985,668
25,000,000	2.225%, 10/10/2019 [3,8]	24,984,021
		49,969,689
Professional Services: 1.8%
	Equifax, Inc.
50,000,000	3.105%, 10/07/2019 [3,8]	49,977,201
	RELX Investments PLC
50,000,000	2.285%, 10/01/2019 [3,8]	49,996,650
		99,973,851
Trading Companies & Distributors: 0.9%
	Hitachi Capital America Corp.
20,000,000	2.254%, 10/09/2019 [8]	19,988,835
30,000,000	2.355%, 10/16/2019 [8]	29,969,947
		49,958,782
Total Commercial Paper
(Cost $744,630,043)		744,586,844

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Shares		Value
Money Market Funds: 4.6%
123,739,077	Federated U.S. Treasury Cash
	Reserves – Class I, 1.858% [5]	$123,739,077
123,739,077	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 1.847% [5]	123,739,077
		247,478,154
Total Money Market Funds
(Cost $247,478,154)		247,478,154

Total Short-Term Investments
(Cost $992,108,197)		992,064,998

Total Investments in Securities: 99.4%
(Cost $5,490,053,410)		5,394,045,344
Other Assets in Excess of Liabilities: 0.6%		30,967,503
Total Net Assets: 100.0%		$5,425,012,847

LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (see Note 2A).
[2]	Non-income producing security.
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2019, the value of these securities amounted to $2,717,454,846 or 50.1% of net assets.

[4]	Variable rate security; rate shown is the rate in effect on September 30, 2019.
[5]	Annualized seven-day effective yield as of September 30, 2019.
[6]	All or a portion of this security is considered illiquid. As of September 30, 2019, the value of illiquid securities was $413,395,108 or 7.6% of net assets.
[7]	Security considered restricted. As of September 30, 2019, the value of the security was $23,394,288 or 0.4% of net assets.
[8]	Rate represents the annualized yield to maturity from purchase price.
[9]	Not a readily marketable security.
[10]	Does not round to 0.01% or (0.01)% of net assets, if applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 5.10% for the six-month period ending September 30, 2019, slightly underperforming its blended benchmark, composed of 60% S&P 500 Index (S&P 500) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg), which returned 5.99% over the same period. (Please see standardized performance in the table following this letter.) The Fund also underperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (BC Univ), which returned 5.93% over the same period.1

Market Review

The domestic equity market performed well during the past six months despite multiple economic headwinds, particularly the ongoing U.S./China trade dispute and slowing global growth. The Federal Reserve cut the federal funds rate twice (for a total of 50 basis points) in the second fiscal quarter, which was generally supportive of risk assets and offset some of the negative headlines. Developed international markets lagged the S&P 500 but still finished with positive absolute returns.

Bond investors were a bit more troubled by the uncertainty, triggering a flight to safety that extended the Treasury rally and drove the 10-year yield from 2.41% at the end of March to 1.67% on September 30.

Portfolio Review

During the six-month period, on average 65% of the Fund was allocated to equities, 33% to fixed income, and the rest to cash. We decreased our equity allocation during the period from 66% to 61%, while cash rose from 2% to 7%. We held our fixed income position relatively steady.

Equities

For the six months ending September 30, 2019, the Fund’s equities nicely outperformed the S&P 500. Overall, our stock selection was materially additive to relative performance, while our sector weighting detracted from our returns versus the benchmark.

Stock selection drove the majority of our outperformance during the period, as nearly 60% of the individual stocks in the Fund delivered positive absolute returns, and over half of the sectors in the portfolio delivered both positive absolute and relative returns. Our energy stocks led the way, followed by health care, consumer discretionary, and utilities. On the downside, our information technology (IT), real estate, and materials each slightly detracted from our returns.

Sector weighting was a drag on performance, as we were modestly overweight both of the negative performing sectors in the benchmark, energy and healthcare. In addition, we were underweight some of the best performing sectors in the benchmark, including financials, IT, and consumer staples.

Fixed Income

For the six months ending September 30, 2019 the Fund underperformed the BC Univ primarily due to our defensive duration management. In addition, sector allocation provided a small boost to the Fund’s relative performance, while issue selection had no material impact.

During both the first and second fiscal quarters, longer term bonds fared better than shorter term issues. Because the Fund focused on shorter term securities compared to the benchmark, our lower duration detracted from relative returns.

Sector allocation benefitted the Fund’s performance versus the benchmark, albeit marginally. Our allocations in the convertible space produced mixed results with busted converts adding absolute and relative value but a few equity-sensitive securities paring back some gains.

____________________

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Portfolio Managers’ Review

Issue selection overall did not have a material impact on relative performance. Most of our high yield holdings contributed favorably to absolute returns but there were a small number of issue-specific markdowns. On the other hand, our investment grade bonds performed well and all generated gains during the period.

Outlook & Portfolio Positioning

As we have discussed previously, we are in the late stages of a long, slow economic recovery, but we continue to believe the expansion has room to run, primarily due to low inflation, accommodative Fed policy and continued low unemployment. Given where we are in the cycle, we are focused on domestic stocks we believe will outperform the market but that have less downside potential should the expansion falter. (We continue to feel U.S. equities offer more upside potential than international alternatives.) Specifically, we are investing in dominant companies with strong secular tailwinds, large/growing dividends and accelerating earnings growth. We are also investing in companies that we feel could benefit from a downturn.

In fixed income, we have been increasing the credit quality of our high yield portfolio and reducing our exposure to longer maturity issues. Should volatility increase, we will look for opportunities in both the convertible and high yield bond markets that do not require us to stretch for yield.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The duration for the fixed income holdings in the Osterweis Strategic Investment Fund was 2.02 compared to 5.78 for the BC Agg as of September 30, 2019.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2019

	Six Months				Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	5.10%	5.01%	7.77%	4.99%	8.92%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	5.93	7.10	9.32	8.00	10.10
S&P 500 Index	6.08	4.25	13.39	10.84	14.53
Bloomberg Barclays U.S. Aggregate Bond Index	5.42	10.30	2.92	3.38	3.25
Gross Expense Ratio as of 03/31/2019: 1.20% 1
[1]	As of the most recent Prospectus dated June 28, 2019. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	3.6%
Enterprise Products Partners L.P.	3.5
Microsoft Corp.	3.1
NextEra Energy, Inc.	3.1
Brookfield Asset Management, Inc. – Class A	3.0
Danaher Corp.	2.5
IHS Markit Ltd.	2.2
Waste Connections, Inc.	2.1
Charter Communications, Inc. – Class A	2.0
Visa, Inc. – Class A	1.9
Total	27.0%

Top Ten Debt Holdings (% of Net Assets)
Power Solutions International, Inc., 7.500%	1.5%
ADS Tactical, Inc., 9.000%	1.1
Unisys Corp., 10.750%	0.8
Donnelley Financial Solutions, Inc., 8.250%	0.8
Caleres, Inc., 6.250%	0.8
Quad/Graphics, Inc., 7.000%	0.7
Michael Baker International LLC, 8.750%	0.7
Consolidated Energy Finance SA, 5.869%	0.7
Tutor Perini Corp., 6.875%	0.7
Horizon Global Corp., 2.750%	0.6
Total	8.4%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at September 30, 2019 (Unaudited)

Shares		Value
Common Stocks: 55.3%

Aerospace & Defense: 1.5%
5,220	Boeing Co.	$1,986,053

Air Freight & Logistics: 1.1%
9,780	FedEx Corp.	1,423,675

Building Products: 0.2%
3,340	Trex Co., Inc. [1]	303,706

Capital Markets: 4.1%
74,495	Brookfield Asset Management,
	Inc. – Class A	3,954,939
37,655	Charles Schwab Corp.	1,575,109
		5,530,048
Commercial Services & Supplies: 2.1%
30,170	Waste Connections, Inc.	2,775,640

Consumer Finance: 0.4%
25,865	Enova International, Inc. [1]	536,699

Diversified Consumer Services: 1.5%
36,130	ServiceMaster
	Global Holdings, Inc. [1]	2,019,667

Diversified Financial Services: 1.0%
6,175	Berkshire Hathaway, Inc. – Class B [1]	1,284,524

Electric Utilities: 3.1%
17,580	NextEra Energy, Inc.	4,095,964

Equity Real Estate Investment Trusts – REITS: 3.0%
12,480	Crown Castle International Corp.	1,734,845
17,960	Digital Realty Trust, Inc.	2,331,387
		4,066,232
Food & Staples Retailing: 1.5%
4,272	Southeastern Grocers, Inc. [1,2,6]	145,248
2,292,000	Tops Holding, Litigation
	Trust Proceeds [1,2,6,8]	1,721
43,390	US Foods Holding Corp. [1]	1,783,329
		1,930,298
Health Care Equipment & Supplies: 6.4%
4,929	Alcon, Inc. [1]	287,311
6,350	Becton Dickinson and Co.	1,606,296
22,740	Danaher Corp.	3,284,338
28,250	Hologic, Inc. [1]	1,426,342
1,645	Insulet Corp. [1]	271,310
5,070	Teleflex, Inc.	1,722,533
		8,598,130
Health Care Technology: 0.8%
7,345	Tabula Rasa HealthCare, Inc. [1]	403,535
8,960	Teladoc Health, Inc. [1]	606,771
		1,010,306
Insurance: 0.2%
3,895	eHealth, Inc. [1]	260,147

Interactive Media & Services: 3.6%
3,977	Alphabet, Inc. – Class C [1]	4,847,963

IT Services: 1.9%
14,985	Visa, Inc. – Class A	2,577,570

Machinery: 1.0%
12,448	Blue Bird Corp. [1,6]	236,948
30,425	Pentair Plc	1,150,065
		1,387,013
Media: 2.0%
6,521	Charter Communications,
	Inc. – Class A [1]	2,687,435

Metals & Mining: 0.6%
17	Real Alloy Holding, Inc. [1,2,6]	733,284

Multiline Retail: 1.6%
13,515	Dollar General Corp.	2,148,074

Personal Products: 1.5%
33,765	Unilever NV – NYRS	2,026,913

Pharmaceuticals: 3.2%
12,725	Johnson & Johnson	1,646,360
29,970	Nektar Therapeutics [1]	545,904
24,645	Novartis AG – ADR	2,141,651
		4,333,915
Professional Services: 2.2%
44,115	IHS Markit Ltd. [1]	2,950,411

Real Estate Management & Development: 0.2%
2,520	FirstService Corp.	258,476

Road & Rail: 1.0%
8,140	Old Dominion Freight Line, Inc.	1,383,556

Semiconductors & Semiconductor Equipment: 2.7%
33,830	Applied Materials, Inc.	1,688,117
28,290	Micron Technology, Inc. [1]	1,212,226
4,665	Monolithic Power Systems, Inc.	726,014
		3,626,357
Software: 5.3%
1,920	Alteryx, Inc. – Class A [1]	206,266
6,625	Avalara, Inc. [1]	445,796

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Shares		Value
Software: 5.3% (Continued)
103,965	FireEye, Inc. [1]	$1,386,893
7,835	Five9, Inc. [1]	421,053
29,950	Microsoft Corp.	4,163,948
10,445	Rapid7, Inc. [1]	474,099
		7,098,055
Thrifts & Mortgage Finance: 0.2%
8,200	Meta Financial Group, Inc.	267,402

Trading Companies & Distributors: 1.4%
45,715	Air Lease Corp.	1,911,801

Total Common Stocks
(Cost $50,986,573)		74,059,314

Convertible Preferred Stocks: 0.7%

Road & Rail: 0.7%
10,000	Daseke, Inc., 7.625% [3,6]	912,718

Total Convertible Preferred Stocks
(Cost $1,000,000)		912,718

Partnerships & Trusts: 4.6%

Oil, Gas & Consumable Fuels: 4.6%
163,980	Enterprise Products Partners L.P.	4,686,548
21,680	Magellan Midstream Partners L.P.	1,436,734
		6,123,282
Total Partnerships & Trusts
(Cost $3,018,943)		6,123,282

Principal
Amount
Bonds: 31.8%
Corporate Bonds: 27.0%

Aerospace & Defense: 1.6%
	ADS Tactical, Inc.
$1,419,000	9.000%, 07/31/2023 [2,3,6]	1,435,301
	Arconic, Inc.
750,000	6.150%, 08/15/2020	774,143
		2,209,444
Airlines: 0.4%
	American Airlines 2012-2
	Class C Pass Through Trust
500,000	4.700%, 06/03/2021	507,191

Auto Components: 0.4%
	American Axle & Manufacturing, Inc.
100,000	6.250%, 04/01/2025	97,500
400,000	6.250%, 03/15/2026	384,000
		481,500
Beverages: 0.3%
	Beverages & More, Inc.
625,000	11.500%, 06/15/2022 [3]	453,125

Building Products: 1.6%
	Builders FirstSource, Inc.
500,000	6.750%, 06/01/2027 [3]	541,250
	Cleaver-Brooks, Inc.
55,000	7.875%, 03/01/2023 [3]	52,250
	Griffon Corp.
750,000	5.250%, 03/01/2022	759,375
	Patrick Industries, Inc.
500,000	7.500%, 10/15/2027 [3]	516,300
	PGT Escrow Issuer, Inc.
250,000	6.750%, 08/01/2026 [3]	270,625
		2,139,800
Capital Markets: 1.4%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,040,000
	Oppenheimer Holdings, Inc.
750,000	6.750%, 07/01/2022	774,375
		1,814,375
Chemicals: 1.1%
	Consolidated Energy Finance SA
1,000,000	5.869% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3,4]	998,032
	INVISTA Finance LLC
500,000	4.250%, 10/15/2019 [3]	500,560
		1,498,592
Commercial Services & Supplies: 3.0%
	GFL Environmental, Inc.
500,000	8.500%, 05/01/2027 [3]	555,625
	Harland Clarke Holdings Corp.
763,000	8.375%, 08/15/2022 [3]	629,475
	LSC Communications, Inc.
500,000	8.750%, 10/15/2023 [3]	367,500
	Pitney Bowes, Inc.
500,000	4.125%, 09/15/2020	505,625
	Quad/Graphics, Inc.
1,000,000	7.000%, 05/01/2022	1,025,000
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	260,000
676,000	7.000%, 02/15/2022	699,660
		4,042,885
Computers & Peripherals: 0.4%
	NCR Corp.
500,000	5.750%, 09/01/2027 [3]	519,375

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Construction & Engineering: 1.5%
	Michael Baker International LLC
$1,000,000	8.750%, 03/01/2023 [3]	$1,020,000
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025 [3]	972,500
		1,992,500
Consumer Finance: 0.4%
	Ally Financial, Inc.
500,000	8.000%, 03/15/2020	511,845

Electrical Equipment: 1.5%
	Power Solutions International, Inc.
2,000,000	7.500%, 01/01/2020 [2,3,6]	2,008,900

Electronic Equipment,
Instruments & Components: 0.4%
	MTS Systems Corp.
500,000	5.750%, 08/15/2027 [3]	521,250

Energy Equipment & Services: 0.1%
	McDermott Technology
	Americas, Inc. / McDermott
	Technology U.S., Inc.
575,000	10.625%, 05/01/2024 [3]	138,000

Equity Real Estate Investment Trusts – REITS: 0.6%
	HAT Holdings I LLC / HAT Holdings II LLC
500,000	5.250%, 07/15/2024 [3]	526,875
	SL Green Operating Partnership L.P.
300,000	3.148% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [4]	300,052
		826,927
Food & Staples Retailing: 0.6%
	KeHE Distributors LLC /
	KeHE Finance Corp.
750,000	8.625%, 10/15/2026 [3]	766,406

Health Care Providers & Services: 0.7%
	Centene Corp.
500,000	5.625%, 02/15/2021	507,355
	Cigna Corp.
500,000	2.789% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [4]	500,020
		1,007,375
Hotels, Restaurants & Leisure: 0.1%
	International Game Technology
110,000	5.500%, 06/15/2020	111,925

Household Durables: 0.9%
	Installed Building Products, Inc.
250,000	5.750%, 02/01/2028 [3]	258,438
	The New Home Co., Inc.
500,000	7.250%, 04/01/2022	471,250
	Taylor Morrison Communities, Inc.
500,000	5.750%, 01/15/2028 [3]	543,750
		1,273,438
Industrial Conglomerates: 0.6%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
750,000	6.250%, 02/01/2022	771,375

IT Services: 0.8%
	Unisys Corp.
1,000,000	10.750%, 04/15/2022 [3]	1,097,500

Leisure Products: 0.6%
	American Outdoor Brands Corp.
750,000	5.000%, 08/28/2020 [2,3,6]	748,910

Machinery: 0.8%
	Navistar International Corp.
750,000	6.625%, 11/01/2025 [3]	765,000
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	322,125
		1,087,125
Media: 0.2%
	Meredith Corp.
300,000	6.875%, 02/01/2026	306,375

Metals & Mining: 1.0%
	AK Steel Corp.
440,000	7.625%, 10/01/2021	435,600
	Coeur Mining, Inc.
500,000	5.875%, 06/01/2024	502,500
	Hecla Mining Co.
245,000	6.875%, 05/01/2021	243,775
	Real Alloy Holding, Inc.
227,273	12.601% (3 Month LIBOR
	USD + 10.000%) Cash or 14.601%
	(3 Month LIBOR USD + 12.000%)
	PIK, 05/31/2023 [2,3,4,6]	227,273
		1,409,148
Oil, Gas & Consumable Fuels: 1.8%
	Aker BP ASA
250,000	4.750%, 06/15/2024 [3]	261,750
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
100,000	6.500%, 04/15/2021	100,192
500,000	11.000%, 04/15/2025 [3]	501,250

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 1.8% (Continued)
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
$500,000	6.750%, 08/01/2022	$509,175
	Global Partners L.P. /
	GLP Finance Corp.
500,000	7.000%, 08/01/2027 [3]	516,250
	NGL Energy Partners L.P. /
	NGL Energy Finance Corp.
300,000	7.500%, 11/01/2023	306,750
200,000	7.500%, 04/15/2026 [3]	201,400
		2,396,767
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
260,000	5.875%, 05/15/2023	261,300

Pharmaceuticals: 0.2%
	Bayer U.S. Finance II LLC
250,000	2.736% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3,4]	249,787

Semiconductors & Semiconductor Equipment: 0.2%
	Advanced Micro Devices, Inc.
272,000	7.000%, 07/01/2024	282,540

Specialty Retail: 1.2%
	Caleres, Inc.
1,000,000	6.250%, 08/15/2023	1,035,000
	KGA Escrow LLC
500,000	7.500%, 08/15/2023 [3]	525,625
		1,560,625
Textiles, Apparel & Luxury Goods: 0.3%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
400,000	7.500%, 05/01/2025 [3]	361,000

Thrifts & Mortgage Finance: 0.4%
	Nationstar Mortgage Holdings, Inc.
100,000	8.125%, 07/15/2023 [3]	104,500
	Nationstar Mortgage LLC /
	Nationstar Capital Corp.
500,000	6.500%, 07/01/2021	502,500
		607,000
Tobacco: 0.5%
	Pyxus International, Inc.
1,000,000	9.875%, 07/15/2021	697,500

Trading Companies & Distributors: 1.2%
	Avation Capital SA
500,000	6.500%, 05/15/2021 [3]	520,000
	Fly Leasing Ltd.
500,000	6.375%, 10/15/2021	509,687
	Herc Holdings, Inc.
500,000	5.500%, 07/15/2027 [3]	521,250
		1,550,937
Total Corporate Bonds
(Cost $36,663,715)		36,212,742

Convertible Bonds: 4.3%

Auto Components: 0.6%
	Horizon Global Corp.
980,000	2.750%, 07/01/2022 [6]	785,167

Construction & Engineering: 0.2%
	Tutor Perini Corp.
250,000	2.875%, 06/15/2021	238,594

Construction Materials: 0.4%
	Cemex SAB de CV
500,000	3.720%, 03/15/2020	500,628

Consumer Finance: 0.1%
	EZCORP, Inc.
250,000	2.375%, 05/01/2025	199,388

Electronic Equipment,
Instruments & Components: 0.2%
	OSI Systems, Inc.
250,000	1.250%, 09/01/2022	280,887

Health Care Equipment & Supplies: 0.2%
	CONMED Corp.
250,000	2.625%, 02/01/2024 [3]	310,650

Internet & Direct Marketing Retail: 0.4%
	Etsy, Inc.
500,000	0.125%, 10/01/2026 [3]	493,870

IT Services: 0.7%
	Euronet Worldwide, Inc.
550,000	0.750%, 03/15/2049 [3]	645,219
	Unisys Corp.
275,000	5.500%, 03/01/2021	306,355
		951,574
Semiconductors & Semiconductor Equipment: 0.3%
	Cree, Inc.
380,000	0.875%, 09/01/2023 [3]	418,014

Software: 0.8%
	Altair Engineering, Inc.
500,000	0.250%, 06/01/2024	505,866

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Software: 0.8% (Continued)
	BlackBerry Ltd.
$500,000	3.750%, 11/13/2020 [3]	$503,175
		1,009,041
Thrifts & Mortgage Finance: 0.4%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	520,787

Total Convertible Bonds
(Cost $5,757,894)		5,708,600

Private Mortgage Backed Obligations: 0.5%

Diversified Financial Services: 0.5%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 12/31/2024
	(Cost $642,00,
	Acquisitions Dates
	06/10/2016,09/19/2016) [2,3,6,7]	688,730

Total Private Mortgage Backed Obligations
(Cost $642,000)		688,730

Total Bonds
(Cost $43,063,609)		42,610,072

Shares
Short-Term Investments: 7.9%

Money Market Funds: 7.9%
10,511,421	Federated U.S. Treasury
	Cash Reserves – Class I
	1.858%, 12/31/2031 [5]	10,511,421

Total Money Market Funds
(Cost $10,511,421)		10,511,421

Total Short-Term Investments
(Cost $10,511,421)		10,511,421

Total Investments in Securities: 100.3%
(Cost $108,580,546)		134,216,807
Liabilities in Excess of Other Assets: (0.3)%		(368,829)
Total Net Assets: 100.0%		$133,847,978

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
NYRS – New York Registry Shares
USD – United States Dollar
[1]	Non-income producing security.
[2]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (see Note 2A).
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2019, the value of these securities amounted to $23,751,394, or 17.7% of net assets.

[4]	Variable rate security; rate shown is the rate in effect on September 30, 2019.
[5]	Annualized seven-day effective yield as of September 30, 2019.
[6]	All or a portion of this security is considered illiquid. As of September 30, 2019, the value of illiquid securities was $7,924,200 or 5.9% of net assets.
[7]	Security considered restricted. As of September 30, 2019, the value of the security was $660,944 or 0.5% of net assets.
[8]	Not a readily marketable security.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2019, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 1.24%, outperforming the Russell 2000 Growth Index (the “Russell”), which returned -1.54% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past six months have been a difficult period for small cap stocks. Investors favored larger more established companies as concerns about the ongoing U.S./China trade dispute and slower global growth weighed on the market. The Federal Reserve cut the federal funds rate in July and again in September, which helped the S&P 500 deliver a 6.08% return for the period. However, the cuts did not have the same effect on smaller stocks, as the complete Russell 2000 Index lost 0.36% during the period.

Portfolio Review

During the six months ending September 30, 2019, the Fund outperformed the Russell, despite holding an average of 12% cash. Our cash position provides the flexibility to add new names rapidly when attractive opportunities present themselves.

Stock selection drove our outperformance during the past two quarters. Five sectors had positive relative returns versus the benchmark, led by health care, industrials, information technology (IT), financials, and consumer discretionary firms. Our top five performing individual stocks were split between IT and health care.

The laggards in the Fund were focused primarily in communications services, real estate, and consumer staples. Each sector delivered negative returns on both a relative and an absolute basis. Our bottom five performers were also split between IT and health care.

Sector allocation was a drag on performance. We were materially underweight industrials, which was among the best performing sectors in the Russell. In addition, we were overweight healthcare, which was among the worst performing sectors in the index.

Outlook & Portfolio Positioning

Although small caps underperformed large caps during the first two fiscal quarters of 2019, we expect greater upside potential in the near to medium term. We maintain our belief that secular growth trumps cyclical growth, particularly in the late stages of an economic expansion, and our portfolio contains companies that we believe are well-positioned to capitalize on secular trends. The benefit of selloffs is that they allow us to establish positions in new companies at attractive valuations and we are actively looking to take advantage of these types of opportunities.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

The Russell 2000 Index is an index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2019

	Six Months				Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	1.24%	-8.61%	16.20%	12.85%	14.41%
Russell 2000 Growth Index	-1.54	-9.63	9.79	9.08	11.39
Gross/Net Expense Ratio as of 03/31/2019: 1.25%/1.13% 1
[1]
As of the most recent Prospectus dated June 28, 2019.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2020.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 9/30/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Top Ten Equity Holdings (% of Net Assets)
Trex Co., Inc.	3.7%
Five9, Inc.	3.6
Alteryx, Inc. – Class A	3.5
Tabula Rasa HealthCare, Inc.	3.5
Enova International, Inc.	3.5
Meta Financial Group, Inc.	3.4
Rapid7, Inc.	3.3
Avalara, Inc.	3.3
FirstService Corp.	3.2
Paylocity Holding Corp.	3.2
Total	34.2%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at September 30, 2019 (Unaudited)

Shares		Value
Common Stocks: 85.1%

Aerospace & Defense: 2.6%
145,525	Kratos Defense & Security
	Solutions, Inc. [1]	$2,706,037

Biotechnology: 9.3%
307,460	Amicus Therapeutics, Inc. [1]	2,465,829
75,290	CareDx, Inc. [1]	1,702,307
89,460	Invitae Corp. [1]	1,723,894
99,240	Iovance Biotherapeutics, Inc. [1]	1,806,168
135,855	Vericel Corp. [1]	2,056,845
		9,755,043
Building Products: 3.7%
42,780	Trex Co., Inc. [1]	3,889,985

Consumer Finance: 3.4%
175,145	Enova International, Inc. [1]	3,634,259

Distributors: 1.9%
96,015	Funko, Inc. – Class A [1]	1,975,509

Health Care Equipment & Supplies: 8.3%
7,935	ABIOMED, Inc. [1]	1,411,557
107,684	AtriCure, Inc. [1]	2,685,639
17,640	Insulet Corp. [1]	2,909,366
18,985	Shockwave Medical, Inc. [1]	568,221
20,340	Tandem Diabetes Care, Inc. [1]	1,199,653
		8,774,436
Health Care Technology: 6.4%
66,270	Tabula Rasa HealthCare, Inc. [1]	3,640,874
45,500	Teladoc Health, Inc. [1]	3,081,260
		6,722,134
Hotels, Restaurants & Leisure: 2.7%
49,505	Planet Fitness, Inc. – Class A [1]	2,864,854

Insurance: 3.0%
47,065	eHealth, Inc. [1]	3,143,471

Interactive Media & Services: 0.9%
76,388	QuinStreet, Inc. [1]	961,725

Internet & Direct Marketing Retail: 3.4%
54,095	Etsy, Inc. [1]	3,056,368
24,645	The RealReal, Inc. [1]	551,062
		3,607,430
Machinery: 1.8%
62,550	Kornit Digital Ltd. [1]	1,925,289

Personal Products: 1.6%
16,770	Medifast, Inc.	1,737,875

Real Estate Management & Development: 4.3%
36,655	Altus Group Ltd.	1,105,308
33,280	FirstService Corp.	3,413,530
		4,518,838
Semiconductors & Semiconductor Equipment: 4.9%
43,915	Inphi Corp. [1]	2,681,011
22,290	Silicon Laboratories, Inc. [1]	2,481,991
		5,163,002
Software: 21.8%
34,640	Alteryx, Inc. – Class A [1]	3,721,375
51,320	Avalara, Inc. [1]	3,453,323
70,065	Five9, Inc. [1]	3,765,293
23,335	Globant SA [1]	2,137,019
34,235	Paylocity Holding Corp. [1]	3,340,652
77,390	Rapid7, Inc. [1]	3,512,732
166,440	Telaria, Inc. [1]	1,150,101
42,475	Workiva, Inc. – Class A [1]	1,861,679
		22,942,174
Specialty Retail: 1.7%
34,545	Floor & Decor Holdings,
	Inc. – Class A [1]	1,766,977

Thrifts & Mortgage Finance: 3.4%
110,645	Meta Financial Group, Inc.	3,608,133

Total Common Stocks
(Cost $87,991,560)		89,697,171

Exchange Traded Funds: 1.0%

5,500	iShares Russell 2000 Growth ETF	1,060,015

Total Exchange Traded Funds
(Cost $1,086,154)		1,060,015

Short-Term Investments: 17.9%

Money Market Funds: 17.9%
18,814,933	Federated U.S. Treasury Cash
	Reserves – Class I, 1.858% [2]	18,814,933

Total Money Market Funds
(Cost $18,814,933)		18,814,933

Total Short-Term Investments
(Cost $18,814,933)		18,914,933

Total Investments in Securities: 104.0%
(Cost $107,892,647)		109,572,119
Liabilities in Excess of Other Assets: (4.0)%		(4,192,462)
Total Net Assets: 100.0%		$105,379,657

[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2019, the Osterweis Total Return Fund (the “Fund”) generated a total return of 2.45%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 5.42% over the same period. (Please see standardized performance in the table following this review.)

Market Review

Fixed income markets have been on edge for the past six months as the U.S./China trade war, Brexit, and slowing global growth have been looming over the long running domestic economic expansion. Investors have been stockpiling Treasuries, which has caused the 10-year Treasury yield to fall 74 basis points - from 2.41% at the end of March to 1.67% on September 30. The Federal Reserve (Fed) cut the federal funds rates twice (for a total of 50 basis points) in the second fiscal quarter to try to reassure the markets, but this was not enough to prevent the yield curve from flattening.

Corporate bonds performed well over the past six months, but all of the spread tightening occurred during the first fiscal quarter. The BC Agg posted strong returns in the first and second fiscal quarters due to the Treasury rally, but the duration of the index remains near all-time highs while its yield is near an all-time low. Mortgages struggled to keep up with the Treasury rally as fears of elevated prepayments gripped the market, especially in August.

Portfolio Review

Over the past six months the Fund has underperformed the BC Agg as we maintained a defensive duration position relative to the benchmark. We have been increasing duration modestly in the period, but we are still materially below the index as we feel the returns do not justify the risk. Our sector and security selection, notably our overweight to investment grade corporates, was additive to performance during the period. In the second fiscal quarter we also rotated some of our positions in investment grade corporates into mortgages, as we feel the underperformance of MBS has gone too far and provided an attractive entry point.

Outlook & Portfolio Positioning

Looking ahead, we believe the economy is in better shape than the protracted Treasury rally suggests, and we feel it has the potential to surprise to the upside as we start to see resolution to several concerns weighing on the market such as the trade dispute and Brexit. In addition, it appears that the Fed is now in synch with other global central banks, which should be supportive to financial assets in the short term.

____________________

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

The duration for the Osterweis Total Return Fund was 2.63 compared to 5.78 for the BC Agg as of September 30, 2019.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2019

	Six Months		Since Inception
	(Not Annualized)	1 Yr.	(December 30, 2016)
Osterweis Total Return Fund	2.45%	5.33%	4.29%
Bloomberg Barclays U.S. Aggregate Bond Index	5.42	10.30	4.33
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	2.20	4.67	2.15
ICE BofAML 3-Month Treasury Bill Index	1.20	2.39	1.65
Gross/Net Expense Ratio as of 03/31/2019: 0.68%/0.68% 1
[1]
As of the most recent Prospectus dated June 28, 2019.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2020.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Federal National Mortgage Association Pool,
Series FN MA3768, 3.000%	4.8%
Federal Home Loan Mortgage Corporation
Gold Pool, Series FG G08775, 4.000%	3.5
Federal National Mortgage Association Pool,
Series FN MA3798, 3.000%	3.2
Federal National Mortgage Association Pool,
Series FN MA3415, 4.000%	3.1
Federal National Mortgage Association Pool,
Series FN AS5460, 3.500%	2.7
Federal National Mortgage Association Pool,
Series FN AS6520, 3.500%	2.7
JPMorgan Chase & Co., 5.736%	2.5
Federal National Mortgage Association Pool,
Series FN MA3101, 4.500%	2.3
United States Treasury Inflation
Indexed Bonds, 0.593%	2.1
United States Treasury Inflation
Indexed Bonds, 0.262%	2.1
Total	29.0%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at September 30, 2019 (Unaudited)

Principal
Amount		Value
Bonds: 93.7%
Corporate Bonds: 40.7%

Aerospace & Defense: 1.1%
	United Technologies Corp.
$1,345,000	2.818% (3 Month LIBOR
	USD + 0.650%), 08/16/2021 [1]	$1,345,128

Air Freight & Logistics: 0.8%
	American Airlines 2019-1
	Class B Pass Through Trust
1,000,000	3.850%, 02/15/2028	1,010,696

Airlines: 0.8%
	British Airways 2019-1
	Class A Pass Through Trust
1,000,000	3.350%, 06/15/2029 [2]	1,021,995

Automobiles: 0.8%
	General Motors Co.
1,000,000	3.009% (3 Month LIBOR
	USD + 0.800%), 08/07/2020 [1]	1,002,027

Banks: 7.7%
	Bank of America Corp.
206,000	5.526% (3 Month LIBOR
	USD + 3.387%), 10/28/2019 [1,7]	206,581
	Citibank N.A.
1,000,000	2.736% (3 Month LIBOR
	USD + 0.600%), 05/20/2022 [1]	1,001,965
	Commonwealth Bank of Australia
1,000,000	3.743%, 09/12/2039 [2]	998,301
	JPMorgan Chase & Co.
3,104,000	5.736% (3 Month LIBOR
	USD + 3.470%), 10/30/2019 [1,7]	3,123,266
	Lloyds Bank Plc
1,000,000	2.250%, 08/14/2022	997,943
	PNC Bank N.A.
1,000,000	2.709% (3 Month LIBOR
	USD + 0.450%), 07/22/2022 [1]	1,000,095
	Santander UK Plc
500,000	2.875%, 06/18/2024	507,789
	Wells Fargo Bank N.A.
1,000,000	2.752% (3 Month LIBOR
	USD + 0.620%), 05/27/2022 [1]	1,002,723
600,000	6.600%, 01/15/2038	856,780
		9,695,443
Capital Markets: 2.2%
	Blackstone Holdings Finance Co LLC
700,000	2.500%, 01/10/2030 [2]	680,075
	Goldman Sachs Group, Inc.
1,000,000	5.750%, 01/24/2022	1,077,744
	Morgan Stanley
1,000,000	4.350%, 09/08/2026	1,083,772
		2,841,591
Chemicals: 0.8%
	The Dow Chemical Co.
1,000,000	3.625%, 05/15/2026 [2]	1,044,600

Computers & Peripherals: 1.3%
	Apple, Inc.
1,000,000	3.750%, 11/13/2047	1,116,883
	Hewlett Packard Enterprise Co.
500,000	2.807% (3 Month LIBOR
	USD + 0.680%), 03/12/2021 [1]	501,087
		1,617,970
Consumer Finance: 1.2%
	American Express Co.
1,000,000	5.200% (3 Month LIBOR
	USD + 3.428%), 11/15/2019 [1,7]	1,001,250
	Synchrony Financial
500,000	2.850%, 07/25/2022	504,405
		1,505,655
Diversified Financial Services: 1.6%
	Aviation Capital Group LLC
1,000,000	2.936% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [1,2]	998,316
	Pine Street Trust I
1,000,000	4.572%, 02/15/2029 [2]	1,070,411
		2,068,727
Diversified Telecommunication Services: 0.9%
	AT&T, Inc.
1,000,000	4.500%, 03/09/2048	1,077,384

Electric Utilities: 1.3%
	MidAmerican Energy Co.
525,000	4.250%, 07/15/2049	633,153
	NextEra Energy Capital Holdings, Inc.
1,000,000	2.403%, 09/01/2021	1,006,638
		1,639,791
Entertainment: 0.5%
	Fox Corp.
500,000	4.709%, 01/25/2029 [2]	571,570

Equity Real Estate Investment Trusts – REITS: 2.9%
	American Tower Corp.
1,000,000	2.750%, 01/15/2027	998,380
	Digital Realty Trust L.P.
500,000	3.600%, 07/01/2029	520,916

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Equity Real Estate Investment
Trusts – REITS: 2.9% (Continued)
	ERP Operating L.P.
$500,000	2.500%, 02/15/2030	$492,933
	SL Green Operating Partnership L.P.
1,610,000	3.148% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [1]	1,610,280
		3,622,509
Food & Staples Retailing: 0.8%
	Walmart, Inc.
1,000,000	2.950%, 09/24/2049	1,009,589

Food Products: 1.9%
	Cargill, Inc.
1,000,000	3.250%, 05/23/2029 [2]	1,070,817
	Conagra Brands, Inc.
1,000,000	2.811% (3 Month LIBOR
	USD + 0.500%), 10/09/2020 [1]	1,000,069
315,000	3.028% (3 Month LIBOR
	USD + 0.750%), 10/22/2020 [1]	315,068
		2,385,954
Health Care Providers & Services: 1.6%
	Cigna Corp.
1,510,000	2.789% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [1]	1,510,061
	CVS Health Corp.
500,000	5.050%, 03/25/2048	568,358
		2,078,419
Hotels, Restaurants & Leisure: 0.6%
	Marriott International, Inc.
801,000	2.752% (3 Month LIBOR
	USD + 0.650%), 03/08/2021 [1]	804,152

Household Durables: 0.8%
	Panasonic Corp.
1,000,000	2.536%, 07/19/2022 [2]	1,006,715

Industrial Conglomerates: 0.8%
	Honeywell International, Inc.
1,000,000	2.150%, 08/08/2022	1,008,743

Insurance: 1.2%
	Guardian Life Global Funding
500,000	2.900%, 05/06/2024 [2]	517,457
	Metropolitan Life Global Funding I
1,000,000	3.600%, 01/11/2024 [2]	1,057,901
		1,575,358
IT Services: 0.7%
	Fiserv, Inc.
850,000	3.200%, 07/01/2026	880,964

Machinery: 0.8%
	John Deere Capital Corp.
1,000,000	2.502% (3 Month LIBOR
	USD + 0.400%), 06/07/2021 [1]	1,002,548

Media: 1.2%
	Comcast Corp.
1,000,000	2.759% (3 Month LIBOR
	USD + 0.440%), 10/01/2021 [1]	1,003,396
	The Interpublic Group
	of Companies, Inc.
530,000	3.500%, 10/01/2020	536,315
		1,539,711
Multi-Utilities: 0.8%
	Dominion Energy, Inc.
1,000,000	3.071%, 08/15/2024	1,025,512

Oil, Gas & Consumable Fuels: 2.5%
	Occidental Petroleum Corp.
1,000,000	3.437% (3 Month LIBOR
	USD + 1.250%), 08/13/2021 [1]	1,006,123
	Phillips 66 Partners L.P.
1,000,000	3.150%, 12/15/2029	987,601
	Southern Star Central Corp.
1,200,000	5.125%, 07/15/2022 [2]	1,213,500
		3,207,224
Pharmaceuticals: 0.8%
	Bayer U.S. Finance II LLC
1,035,000	2.736% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [1,2]	1,034,117

Specialty Retail: 0.8%
	The Home Depot, Inc.
1,000,000	2.950%, 06/15/2029	1,050,738

Tobacco: 0.8%
	BAT Capital Corp.
1,000,000	3.215%, 09/06/2026	988,918

Trading Companies & Distributors: 0.7%
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust
790,000	4.450%, 04/03/2026	844,491

Total Corporate Bonds
(Cost $50,430,066)		51,508,239

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Asset Backed Securities: 4.4%

	GM Financial Automobile
	Leasing Trust 2019-3
$1,000,000	2.314% (1 Month LIBOR
	USD + 0.270%), 10/20/2021 [1]	$1,000,499
	GMF Floorplan Owner
	Revolving Trust 2017-2
1,500,000	2.458% (1 Month LIBOR
	USD + 0.430%), 07/15/2022 [1,2]	1,501,870
	Nissan Master Owner Trust
	Receivables 2017-C
1,000,000	2.348% (1 Month LIBOR
	USD + 0.320%), 10/17/2022 [1]	1,001,547
	Verizon Owner Trust 2019-A
1,000,000	2.930%, 09/20/2023	1,018,498
	Verizon Owner Trust 2019-B
1,000,000	2.494% (1 Month LIBOR
	USD + 0.450%), 12/20/2023 [1]	1,000,946
		5,523,360
Total Asset Backed Securities
(Cost $5,496,753)		5,523,360

Mortgage Backed Securities: 36.1%

	Federal Home Loan Mortgage
	Corporation Gold Pool: 4.3%
	FG Q30868
949,658	3.500%, 01/01/2045	990,591
	FG G08775
4,173,186	4.000%, 08/01/2047	4,377,821
		5,368,412
	Federal Home Loan Mortgage
	Corporation REMICS: 3.9%
	Series FHR 2512 SI
1,126,295	5.473% (1 Month LIBOR
	USD + 7.500%), 04/15/2024 [1,3,9]	89,973
	Series FHR 4016 AI
3,877,586	3.000%, 09/15/2025 [3]	71,620
	Series FHR 3941 IA
2,699,895	3.000%, 10/15/2025 [3]	37,157
	Series FHR 4048 IK
5,618,223	3.000%, 05/15/2027 [3]	411,057
	Series FHR 4216 EI
5,614,421	3.000%, 06/15/2028 [3]	460,004
	Series FHR 4360 BI
3,212,867	2.500%, 11/15/2028 [3]	176,938
	Series FHR 4341 MI
2,646,391	4.000%, 11/15/2031 [3]	263,533
	Series FHR 4093 IB
3,255,319	4.000%, 08/15/2032 [3]	390,649
	Series FHR 4114 MI
4,158,045	3.500%, 10/15/2032 [3]	433,349
	Series FHR 3171 OJ
997,555	0.000%, 06/15/2036 [4,8]	855,698
	Series FHR 3339 JS
56,710	29.656% (1 Month LIBOR
	USD + 42.835%), 07/15/2037 [1,9]	119,307
	Series FHR 3380 FM
294,286	2.618% (1 Month LIBOR
	USD + 0.590%), 10/15/2037 [1]	297,164
	Series FHR 3567 F
264,835	3.278% (1 Month LIBOR
	USD + 1.250%), 02/15/2038 [1]	268,491
	Series FHR 4121 IM
5,867,868	4.000%, 10/15/2039 [3]	323,686
	Series FHR 3721 FB
225,662	2.528% (1 Month LIBOR
	USD + 0.500%), 09/15/2040 [1]	226,799
	Series FHR 4076 LF
448,815	2.328% (1 Month LIBOR
	USD + 0.300%), 07/15/2042 [1]	445,246
	Series FHR 4495 PI
607,117	4.000%, 09/15/2043 [3]	76,600
		4,947,271
	Federal Home Loan Mortgage
	Corporation Strips: 1.9%
	Series FHS 288 IO
3,040,073	3.000%, 10/15/2027 [3]	238,617
	Series FHS 240 F21
427,620	2.328% (1 Month LIBOR
	USD + 0.300%), 07/15/2036 [1]	427,965
	Series FHS 264 F1
1,066,526	2.578% (1 Month LIBOR
	USD + 0.550%), 07/15/2042 [1]	1,076,232
	Series FHS 272 F2
650,205	2.578% (1 Month LIBOR
	USD + 0.550%), 08/15/2042 [1]	657,180
		2,399,994
	Federal National Mortgage
	Association Interest Strips: 1.3%
	Pool FNS 419 C1
6,620,559	2.500%, 09/25/2028 [3]	460,703
	Pool FNS 419 C2
8,059,382	3.000%, 05/25/2029 [3]	603,007
	Pool FNS 421 C4
4,100,832	4.500%, 01/25/2030 [3]	441,752
	Pool FNS 421 C3
224,251	4.000%, 07/25/2030 [3]	25,293
	Pool FNS 387 7
657,774	5.500%, 04/25/2038 [3]	136,870
		1,667,625

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
	Federal National Mortgage
	Association Pool: 20.0%
	FN MA3768
$5,924,129	3.000%, 09/01/2034	$6,061,546
	FN MA3798
4,000,000	3.000%, 10/01/2034	4,092,786
	FN AL2519
1,423,147	4.500%, 07/01/2040	1,542,609
	FN AS5460
3,236,763	3.500%, 07/01/2045	3,380,733
	FN AS6520
3,234,625	3.500%, 01/01/2046	3,370,015
	FN MA3101
2,798,182	4.500%, 08/01/2047	2,963,153
	FN MA3415
3,784,410	4.000%, 07/01/2048	3,945,549
		25,356,391
	Federal National Mortgage
	Association REMICS: 4.4%
	Series FNR 1996-45 SI
585,185	5.232% (1 Month LIBOR
	USD + 7.250%), 02/25/2024 [1,3,9]	54,033
	Series FNR 1997-65 SI
1,074,083	5.975% (1 Month LIBOR
	USD + 8.000%), 09/17/2027 [1,3,9]	170,056
	Series FNR 2012-139 DI
8,494,968	3.000%, 12/25/2027 [3]	584,675
	Series FNR 2013-29 BI
9,037,861	2.500%, 04/25/2028 [3]	648,138
	Series FNR 2015-34 AI
5,933,245	4.500%, 06/25/2030 [1,3]	302,279
	Series FNR 2016-8 CI
11,734,322	3.000%, 03/25/2031 [3]	1,069,020
	Series FNR 2002-60 FH
534,215	3.018% (1 Month LIBOR
	USD + 1.000%), 08/25/2032 [1]	541,533
	Series FNR 2013-51 PI
3,750,052	3.000%, 11/25/2032 [3]	330,235
	Series FNR 2014-81 TI
824,700	4.500%, 12/25/2034 [3]	89,797
	Series FNR 2007-2 FT
313,193	2.268% (1 Month LIBOR
	USD + 0.250%), 02/25/2037 [1]	306,287
	Series FNR 2012-79 FM
259,527	2.468% (1 Month LIBOR
	USD + 0.450%), 07/25/2042 [1]	260,051
	Series FNR 2013-22 TO
993,327	0.000%, 03/25/2043 [4,8]	934,315
	Series FNR 2014-37 PI
1,692,760	5.500%, 06/25/2044 [6]	253,341
		5,543,760
	Government National
	Mortgage Association: 0.3%
	Series GNR 2010-67 VI
686,297	5.000%, 05/20/2021 [3]	25,372
	Series GNR 2014-74 GI
515,898	4.000%, 05/16/2029 [3]	41,306
	Series GNR 2010-47 BX
523,625	4.523% (1 Month LIBOR
	USD + 6.550%), 08/16/2034 [1,3,9]	72,203
	Series GNR 2010-6 FG
227,929	2.628% (1 Month LIBOR
	USD + 0.600%), 01/16/2040 [1]	230,224
		369,105
Total Mortgage Backed Securities
(Cost $47,298,024)		45,652,558

United States Government Securities: 12.5%

	United States Treasury
	Inflation Indexed Bonds: 7.8%
2,017,016	1.375%, 01/15/2020	2,010,949
2,706,375	0.125%, 04/15/2021	2,677,520
2,582,325	0.625%, 04/15/2023	2,603,834
2,543,250	0.500%, 04/15/2024	2,574,981
		9,867,284
	United States Treasury
	Notes/Bonds 4.7%
2,000,000	1.500%, 05/31/2020	1,995,195
2,000,000	1.750%, 12/31/2020	1,999,063
2,000,000	2.250%, 03/31/2021	2,015,000
		6,009,258
Total United States Government Securities
(Cost $15,858,822)		15,876,542

Total Bonds
(Cost $119,083,665)		118,560,699

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2019 (Unaudited) (Continued)

Principal
Amount		Value
Short-Term Investments: 5.4%
United States Government Securities: 2.7%

	United States Treasury Bills
$500,000	2.648%, 11/07/2019 [6]	$499,119
500,000	2.145%, 12/12/2019 [6]	498,228
2,500,000	2.062%, 12/26/2019 [6]	2,489,369
		3,486,716
Total United States Government Securities
(Cost $3,484,361)		3,486,716

Shares
Money Market Funds: 2.7%

3,362,177	Morgan Stanley Institutional
	Liquidity Funds – Government
	Portfolio, 1.847% [5]	3,362,177

Total Money Market Funds
(Cost $3,362,177)		3,362,177

Total Short-Term Investments
(Cost $6,846,538)		6,848,893

Total Investments in Securities: 99.1%
(Cost $125,930,203)		125,409,592
Other Assets in Excess of Liabilities: 0.9%		1,164,678
Total Net Assets: 100.0%		$126,574,270

LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on September 30, 2019.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2019, the value of these securities amounted to $13,787,644, or 10.9% of net assets.

[3]	Interest only security.
[4]	Principal only security.
[5]	Annualized seven-day effective yield as of September 30, 2019.
[6]	Rate represents the annualized yield to maturity from purchase price.
[7]	Perpetual call date security. Date shown is next call date.
[8]	Zero coupon security.
[9]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2019 (Unaudited)

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $84,053,065,
$5,490,053,410, $108,580,546, $107,892,647, and
$125,930,203, respectively)	$126,930,366	$5,394,045,344	$134,216,807	$109,572,119	$125,409,592
Cash	16,351	422,516	17,607	—	—
Receivables:
Investment securities sold	—	289,210	7,465	2,613,278	993,193
Fund shares sold	141,862	11,802,233	3,654	125,034	514,699
Dividends and interest	97,559	70,782,208	773,851	48,998	741,039
Prepaid expenses	13,729	67,250	13,876	8,548	9,443
Total assets	127,199,867	5,477,408,761	135,033,260	112,367,977	127,667,966

LIABILITIES
Payables:
Investment securities purchased	—	42,519,183	1,002,842	6,830,292	998,380
Fund shares redeemed	68,520	5,425,780	5,485	40,952	—
Investment advisory fees, net	78,921	3,172,605	110,430	78,102	46,560
Administration fees	13,555	485,653	15,267	7,613	12,760
Custody fees	1,832	67,874	2,850	1,842	2,471
Fund accounting fees	8,467	149,884	12,488	7,882	11,604
Transfer agent fees	9,298	404,417	13,763	3,472	3,375
Trustee fees	4,324	35,367	4,404	4,051	4,197
Audit fees	13,549	13,549	12,299	11,050	11,049
Chief Compliance Officer fees	2,083	2,084	2,083	1,639	2,083
Other accrued expenses	7,927	119,518	3,371	1,425	1,217
Total Liabilities	208,476	52,395,914	1,185,282	6,988,320	1,093,696
NET ASSETS	$126,991,391	$5,425,012,847	$133,847,978	$105,379,657	$126,574,270

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized):	$126,991,391	$5,425,012,847	$133,847,978	$105,379,657	$126,574,270
Shares (unlimited number of shares
authorized without par value)	7,224,656	496,453,273	8,907,564	8,630,777	12,388,592
Net assets value, offering, and
redemption price per share	$17.58	$10.93	$15.03	$12.21	$10.22

COMPONENTS OF NET ASSETS:
Paid-in capital	$73,875,850	$5,922,395,089	$104,266,436	$94,347,534	$126,588,932
Total distributable (accumulated) earnings (losses)	53,115,541	(497,382,242)	29,581,542	11,032,123	(14,662)
Net assets	$126,991,391	$5,425,012,847	$133,847,978	$105,379,657	$126,574,270

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2019 (Unaudited)

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends
(net of $15,936, $—, $9,938, $689,
and $—, respectively, in foreign
withholding taxes and issuance fees)	$667,798	$1,868,126	$444,267	$46,612	$—
Interest	79,879	144,311,250	1,451,973	199,886	2,227,891
Other income	455	2,910	459	441	447
Total investment income	748,132	146,182,286	1,896,699	246,939	2,228,338

EXPENSES
Investment advisory fees	638,880	19,560,186	667,692	530,947	265,738
Administration fees	27,736	959,650	29,476	23,529	25,491
Fund accounting fees	17,023	300,693	24,281	18,186	24,542
Sub-transfer agent fees	15,476	1,895,318	11,705	12,357	6,982
Transfer agent fees	14,585	320,361	13,861	13,150	12,851
Audit fees	13,549	13,549	12,300	11,050	11,050
Registration fees	13,540	60,286	15,879	14,064	11,194
Trustee fees	8,831	61,491	8,881	8,517	8,633
Chief Compliance Officer fees	4,167	4,167	4,167	4,417	4,167
Custody fees	3,349	134,360	4,826	3,910	5,554
Legal fees	2,855	2,880	2,862	2,964	2,862
Miscellaneous expense	2,657	54,616	5,799	3,736	3,411
Reports to shareholders	—	86,887	1,882	1,420	1,182
Insurance expense	1,464	9,354	1,477	1,417	1,438
Futures commissions merchant interest expense	—	—	—	—	437
Total expenses	764,112	23,463,798	805,088	649,664	385,532
Fees waived by the Adviser	(157,175)	—	—	(34,093)	—
Net expenses	606,937	23,463,798	805,088	615,571	385,532
Net investment income (loss)	141,195	122,718,488	1,091,611	(368,632)	1,842,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	6,122,227	(16,937,267)	2,855,771	9,634,707	1,996,791
Futures contracts	—	—	—	—	(966,131)
Change in net unrealized appreciation/depreciation on:
Investments	3,803,670	(44,365,784)	2,675,033	(8,697,465)	(382,602)
Futures contracts	—	—	—	—	429,922
Net realized and unrealized
gain (loss) on investments	9,925,897	(61,303,051)	5,530,804	937,242	1,077,980
Net increase in net assets resulting from operations	$10,067,092	$61,415,437	$6,622,415	$568,610	$2,920,786

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2019	Year Ended
	(Unaudited)	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$141,195	$601,853
Net realized gain on investments	6,122,227	15,429,883
Change in net unrealized appreciation/depreciation of investments	3,803,670	(2,990,460)
Net increase in net assets resulting from operations	10,067,092	13,041,276

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(27,635,589)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares [1]	(11,606,225)	(18,681,346)
Total increase (decrease) in net assets	(1,539,133)	(33,275,659)

NET ASSETS
Beginning of period/year	128,530,524	161,806,183
End of period/year	$126,991,391	$128,530,524

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2019		Year Ended
	(Unaudited)		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	142,528	$2,427,782	246,375	$4,200,362
Shares issued in reinvestment of distributions	—	—	1,847,073	26,413,151
Shares redeemed	(828,980)	(14,034,007)	(2,630,201)	(49,294,859)
Net decrease	(686,452)	$(11,606,225)	(536,753)	$(18,681,346)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2019	Year Ended
	(Unaudited)	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$122,718,488	$267,240,081
Net realized loss on investments	(16,937,267)	(74,725,565)
Change in unrealized appreciation/depreciation on investments	(44,365,784)	(49,822,002)
Net increase in net assets resulting from operations	61,415,437	142,692,514

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(123,117,126)	(268,860,956)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares [1]	(54,650,516)	(390,495,650)
Total increase (decrease) in net assets	(116,352,205)	(516,664,092)

NET ASSETS
Beginning of period/year	5,541,365,052	6,058,029,144
End of period/year	$5,425,012,847	$5,541,365,052

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2019		Year Ended
	(Unaudited)		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	50,056,818	$554,566,938	127,582,245	$1,423,245,743
Shares issued in reinvestment of distributions	9,847,771	108,474,943	21,466,062	237,669,518
Shares redeemed	(64,824,322)	(717,692,397)	(185,134,130)	(2,051,410,911)
Net decrease	(4,919,733)	$(54,650,516)	(36,085,823)	$(390,495,650)

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2019	Year Ended
	(Unaudited)	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,091,611	$3,004,692
Net realized gain on investments	2,855,771	349,890
Change in unrealized appreciation/depreciation on investments	2,675,033	4,645,722
Net increase in net assets resulting from operations	6,622,415	8,000,304

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(12,355,473)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares [1]	(4,483,595)	(42,791,543)
Total increase (decrease) in net assets	2,138,820	(47,146,712)

NET ASSETS
Beginning of period/year	131,709,158	178,855,870
End of period/year	$133,847,978	$131,709,158

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2019		Year Ended
	(Unaudited)		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	89,147	$1,300,999	430,576	$6,384,986
Shares issued in reinvestment of distributions	—	—	709,529	9,216,786
Shares redeemed	(394,294)	(5,784,594)	(3,957,773)	(58,393,315)
Net decrease	(305,147)	$(4,483,595)	(2,817,668)	$(42,791,543)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2019	Year Ended
	(Unaudited)	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(368,632)	$(840,216)
Net realized gain on investments	9,634,707	4,819,573
Change in unrealized appreciation/depreciation on investments	(8,697,465)	569,708
Net increase in net assets resulting from operations	568,610	4,549,065

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(6,262,304)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares [1]	7,798,076	35,340,637
Total increase in net assets	8,366,686	33,627,398

NET ASSETS
Beginning of period/year	97,012,971	63,385,573
End of period/year	$105,379,657	$97,012,971

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2019		Year Ended
	(Unaudited)		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	1,059,469	$13,687,436	5,316,341	$68,102,512
Shares issued in reinvestment of distributions	—	—	230,224	2,320,663
Shares redeemed	(469,680)	(5,889,360)	(2,908,409)	(35,082,538)
Net increase	589,789	$7,798,076	2,638,156	$35,340,637

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2019	Year Ended
	(Unaudited)	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,842,806	$3,310,935
Net realized gain on investments and futures contracts	1,030,660	317,870
Change in net unrealized appreciation/depreciation on investments and futures contracts	47,320	2,152,252
Net increase in net assets resulting from operations	2,920,786	5,781,057

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,951,424)	(3,588,745)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares [1]	19,034,867	2,185,449
Total increase in net assets	20,004,229	4,377,761

NET ASSETS
Beginning of period/year	106,570,041	102,192,280
End of period/year	$126,574,270	$106,570,041

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2019		Year Ended
	(Unaudited)		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	3,085,571	$31,272,127	1,841,037	$18,436,667
Shares issued in reinvestment of distributions	66,939	678,737	96,046	961,990
Shares redeemed	(1,273,107)	(12,915,997)	(1,720,154)	(17,213,208)
Net increase	1,879,403	$19,034,867	216,929	$2,185,449

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2019	Year Ended March 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period/year	$16.25	$19.15	$26.07	$25.14	$34.90	$35.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.02	0.08	0.09	0.06	0.09	0.26
Net realized and unrealized
gain (loss) on investments	1.31	1.24	1.67	2.70	(4.10)	2.55
Total from investment operations	1.33	1.32	1.76	2.76	(4.01)	2.81

LESS DISTRIBUTIONS:
From net investment income	—	(0.76)	(1.49)	(0.29)	(0.15)	(0.50)
From net realized gain	—	(3.46)	(7.19)	(1.54)	(5.60)	(2.50)
Total distributions	—	(4.22)	(8.68)	(1.83)	(5.75)	(3.00)
Paid-in capital from redemption fees	—	—	—	—	—	0.00 [2]
Net asset value, end of period/year	$17.58	$16.25	$19.15	$26.07	$25.14	$34.90
Total return	8.18%[3]	9.86%	5.94%	11.33%	(11.35)%	8.70%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$127.0	$128.5	$161.8	$244.3	$717.4	$1,178.2
Portfolio turnover rate	10%[3]	43%	47%	50%	20%	29%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.20%[4]	1.17%	1.14%	1.11%	1.02%	0.98%
After fees/expenses waived or recouped	0.95%[4]	0.95%	1.12%[5]	1.11%	1.02%	0.98%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.03)%[4]	0.21%	0.36%	0.25%	0.31%	0.74%
After fees/expenses waived or recouped	0.22%[4]	0.43%	0.38%[5]	0.25%	0.31%	0.74%

[1]	Calculated based on average shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.
[5]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets. Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2019	Year Ended March 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period/year	$11.05	$11.27	$11.26	$10.57	$11.46	$11.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.25	0.50	0.51	0.57	0.60	0.63
Net realized and unrealized
gain (loss) on investments	(0.12)	(0.21)	0.00 [2]	0.69	(0.87)	(0.50)
Total from investment operations	0.13	0.29	0.51	1.26	(0.27)	0.13

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.51)	(0.50)	(0.57)	(0.62)	(0.64)
From net realized gain	—	—	—	—	—	(0.02)
Total distributions	(0.25)	(0.51)	(0.50)	(0.57)	(0.62)	(0.66)
Paid-in capital from redemption fees	—	—	—	—	—	0.00 [2]
Net asset value, end of period/year	$10.93	$11.05	$11.27	$11.26	$10.57	$11.46
Total return	1.15%[3]	2.67%	4.64%	12.18%	(2.39)%	1.12%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$5,425.0	$5,541.4	$6,058.0	$5,414.0	$4,766.9	$6,030.2
Portfolio turnover rate	21%[3]	46%	53%	37%	31%	58%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.85%[4]	0.84%	0.84%	0.84%	0.82%	0.82%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	4.43%[4]	4.52%	4.49%	5.17%	5.42%	5.38%

[1]	Calculated based on average shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2019	Year Ended March 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period/year	$14.30	$14.87	$14.77	$13.32	$15.34	$15.15

INCOME FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.12	0.28	0.39	0.43	0.37	0.38
Net realized and unrealized
gain (loss) on investments	0.61	0.44	0.49	1.53	(1.82)	0.53
Total from investment operations	0.73	0.72	0.88	1.96	(1.45)	0.91

LESS DISTRIBUTIONS:
From net investment income	—	(0.37)	(0.50)	(0.51)	(0.39)	(0.40)
From net realized gain	—	(0.92)	(0.28)	—	(0.18)	(0.32)
Total distributions	—	(1.29)	(0.78)	(0.51)	(0.57)	(0.72)
Paid-in capital from redemption fees	—	—	—	—	—	0.00 [2]
Net asset value, end of period/year	$15.03	$14.30	$14.87	$14.77	$13.32	$15.34
Total return	5.10%[3]	5.69%	5.86%	14.91%	(9.40)%	6.30%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$133.8	$131.7	$178.9	$196.4	$276.5	$339.3
Portfolio turnover rate	23%[3]	47%	55%	53%	44%	43%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.21%[4]	1.19%	1.15%	1.15%	1.13%	1.13%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	1.63%[4]	1.91%	2.56%	3.06%	2.56%	2.49%

[1]	Calculated based on average shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended			Period from
	September 30,			November 30, 2016
	2019	Year Ended March 31,		through
	(Unaudited)	2019	2018	March 31, 2017 [1]
Net asset value, beginning of period/year	$12.06	$11.73	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss [2]	(0.04)	(0.11)	(0.12)	(0.05)
Net realized and unrealized gain on investments	0.19	1.25	3.26	0.67
Total from investment operations	0.15	1.14	3.14	0.62

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—
From net realized gain	—	(0.81)	(2.03)	—
Total distributions	—	(0.81)	(2.03)	—
Net asset value, end of period/year	$12.21	$12.06	$11.73	$10.62
Total return	1.24%[3]	11.12%	31.21%	6.30%[3]

SUPPLEMENTAL DATA:
Net asset value, end of period/year (millions)	$105.4	$97.0	$63.4	$43.8
Portfolio turnover rate	95%[3]	215%	208%	62%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.22%[4]	1.22%	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.16%[4,6]	1.25%[5]	1.27%[5]	1.50%[4]

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.76)%[4]	(0.88)%	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(0.69)%[4,6]	(0.91)%[5]	(1.02)%[5]	(1.38)%[4]

[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding.
[3]	Not Annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

[6]
Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2019, Fund expenses were limited to 1.25% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended			Period from
	September 30,			December 30, 2016
	2019	Year Ended March 31,		through
	(Unaudited)	2019	2018	March 31, 2017 [1]
Net asset value, beginning of period/year	$10.14	$9.93	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income [2]	0.16	0.33	0.35	0.04
Net realized and unrealized gain (loss) on investments	0.09	0.23	(0.26)	0.22
Total from investment operations	0.25	0.56	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.34)	(0.35)	(0.03)
From net realized gain	—	(0.01)	(0.04)	—
Total distributions	(0.17)	(0.35)	(0.39)	(0.03)
Net asset value, end of period/year	$10.22	$10.14	$9.93	$10.23
Total return	2.45%[3]	5.78%	0.89%	2.65%[3]

SUPPLEMENTAL DATA:
Net asset value, end of period/year (millions)	$126.6	$106.6	$102.2	$46.8
Portfolio turnover rate	96%[3]	163%	138%	27%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.65%[4]	0.67%	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.65%[4]	0.68%	0.75%	0.75%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	3.12%[4]	3.27%	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	3.12%[4]	3.26%	3.42%	1.50%[4]

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$113,355,858	$—	$—	$113,355,858
Partnerships & Trusts [1]	6,037,668	—	—	6,037,668
Corporate Bonds [1]	—	2,000,322	—	2,000,322
Short-Term Investments	5,536,519	—	—	5,536,519
Total Assets:	$124,930,045	$2,000,322	$—	$126,930,366

[1] See Schedule of Investments for industry breakouts.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1,2]	$23,998,015	$—	$98,970,575	$122,968,590
Convertible Preferred Stocks [1]	—	44,723,200	—	44,723,200
Corporate Bonds [1,2]	—	3,648,226,577	195,439,507	3,843,666,084
Convertible Bonds [1]	—	367,228,184	—	367,228,184
Private Mortgage-
Backed Obligations [1,2]	—	—	23,394,288	23,394,288
Short-Term Investments [1]	247,478,154	744,586,844	—	992,064,998
Total Assets:	$271,476,169	$4,804,764,805	$317,804,370	$5,394,045,344

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Private Mortgage
	Common Stocks	Corporate Bonds	Backed Obligations	Total
Balance as of March 31, 2019	$104,479,499	$198,080,230	$22,450,459	$325,010,188
Acquisitions	—	—	—	—
Dispositions	—	(2,072,000)	—	(2,072,000)
Accrued discounts/premiums	—	16,515	—	16,515
Realized gain	—	10,360	—	10,360
Change in unrealized
appreciation/depreciation	(5,508,924)	(595,598)	943,829	(5,160,693)
Transfer in and/or out of Level 3	—	—	—	—
Balance as of September 30, 2019	$98,970,575	$195,439,507	$23,394,288	$317,804,370

Change in unrealized
appreciation/depreciation for Level 3
investments held at September 30, 2019	$(5,508,924)	$(595,598)	$943,829	$(5,160,693)

	Fair Value at
Type of Security	9/30/19	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Issue Price	Market Data	$44,360.79
		Broker Quotes	Market Data	$37.00
	$98,970,575	Estimated Proceeds	Market Data	$0.0007514
Corporate Bonds		Issue Price	Market Data	100
	$195,439,507	Comparable Securities	Adjustment to yield	(97) bps – 200 bps
Private Mortgage
Backed Obligations	$23,394,288	Discounted Cash Flow	Adjustment to yield	244 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1,2]	$73,179,061	$—	$880,253	$74,059,314
Convertible Preferred Stocks [1]	—	912,718	—	912,718
Partnerships & Trusts [1]	6,123,282	—	—	6,123,282
Corporate Bonds [1,2]	—	31,792,358	4,420,384	36,212,742
Convertible Bonds [1]	—	5,708,600	—	5,708,600
Private Mortgage-
Backed Obligations [1,2]	—	—	688,730	688,730
Short-Term Investments	10,511,421	—	—	10,511,421
Total Assets:	$89,813,764	$38,413,676	$5,989,367	$134,216,807

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Private Mortgage
	Common Stocks	Corporate Bonds	Backed Obligations	Total
Balance as of March 31, 2019	$893,069	$4,488,884	$660,944	$6,042,897
Acquisitions	—	—	—	—
Dispositions	—	(43,000)	—	(43,000)
Accrued discounts/premiums	—	297	—	297
Realized gain	—	215	—	215
Change in unrealized
appreciation/depreciation	(12,816)	(26,012)	27,786	(11,042)
Transfer in and/or out of Level 3	—	—	—	—
Balance as of September 30, 2019	$880,253	$4,420,384	$688,730	$5,989,367

Change in unrealized
appreciation/depreciation for Level 3
investments held at September 30, 2019	$(12,816)	$(26,012)	$27,786	$(11,042)

	Fair Value at
Type of Security	9/30/19	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Issue Price	Market Data	$44,360.79
		Broker Quotes	Market Data	$37.00
	$880,253	Estimated Proceeds	Market Data	$0.0007514
Corporate Bonds		Issue Price	Market Data	$100.00
	$4,420,384	Comparable Securities	Adjustment to yield	(97) bps – 200 bps
Private Mortgage
Backed Obligations	$688,730	Discounted Cash Flow	Adjustment to yield	244 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$89,697,171	$—	$—	$89,697,171
Exchange Traded Funds	1,060,015	—	—	1,060,015
Short-Term Investments	18,814,933	—	—	18,814,933
Total Assets:	$109,572,119	$—	$—	$109,572,119

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds [1]	$—	$51,508,239	$—	$51,508,239
Asset Backed Securities	—	5,523,360	—	5,523,360
Mortgage Backed Securities	—	45,652,558	—	45,652,558
United States Government Securities [2]	—	15,876,542	—	15,876,542
Short-Term Investments	3,362,177	3,486,716	—	6,848,893
Total Assets:	$3,362,177	$122,047,415	$—	$125,409,592

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for security type breakouts.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the six months ended September 30, 2019, was $38,779,743. The following tables show the effects of derivative instruments on the financial statements.

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2019:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized
Contracts – Futures	Gain (Loss) on Investments	$(966,131)	$429,922

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the six months ended September 30, 2019.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the six months ended September 30, 2019. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the six months ended September 30, 2019.

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered. The Osterweis Total Return Fund had TBA transactions during the six months ended September 30, 2019.  Realized and unrealized gains and losses are included in the Statements of Operations.  The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have any TBA transactions during the six months ended September 30, 2019.

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of the most recent fiscal year end March 31, 2019, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	651,810
Osterweis Emerging Opportunity Fund	223,564	1,951,439
Osterweis Total Return Fund	—	874,115

As of the most recent fiscal year end March 31, 2019, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(27,774,657)	(363,595,027)
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of September 30, 2019, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of September 30, 2019, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

I.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures for the six months ended September 30, 2019.

L.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020.  Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Strategic Investment Fund, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the six months ended September 30, 2019 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.10% and 0.75%, respectively. Prior to June 30, 2019 expenses for the Osterweis Emerging Opportunity Fund were limited to 1.25% of

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

average net assets. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the six months ended September 30, 2019, the Adviser waived $157,175 in fees in the Osterweis Fund and waived $34,093 in fees in the Osterweis Emerging Opportunity Fund. As of September 30, 2019, the remaining cumulative amount the Adviser may be reimbursed is $496,154 for Osterweis Fund, $34,093 for Osterweis Emerging Opportunity Fund, and $1,067 for Osterweis Total Return Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2021	March 31, 2022	September 30, 2023	Total
Osterweis Fund	$31,556	$307,423	$157,175	$496,154
Osterweis Emerging Opportunity Fund	—	—	34,093	34,093
Osterweis Total Return Fund	—	1,067	—	1,067

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended September 30, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the six months ended September 30, 2019, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 – Purchases and Sales of Securities

For the six months ended September 30, 2019, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Osterweis Fund	$12,130,804	$23,778,652
Osterweis Strategic Income Fund	902,026,168	1,029,810,040
Osterweis Strategic Investment Fund	29,655,944	39,284,306
Osterweis Emerging Opportunity Fund	89,880,803	82,557,704
Osterweis Total Return Fund	115,795,587	104,668,591

For the six months ended September 30, 2019, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales/Maturities
Osterweis Total Return Fund	$15,639,077	$8,626,659

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the six months ended September 30, 2019.

Osterweis Funds | Notes to Financial Statements at September 30, 2019 (Unaudited) (Continued)

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2019 (estimated), and the year ended March 31, 2019, was as follows:

	Ordinary Income
	September 30, 2019	March 31, 2019
Osterweis Fund	$—	$5,122,259
Osterweis Strategic Income Fund	123,117,126	268,860,956
Osterweis Strategic Investment Fund	—	3,521,324
Osterweis Emerging Opportunity Fund	—	2,621,471
Osterweis Total Return Fund	1,951,424	3,455,188

	Long-Term Capital Gains [1]
	September 30, 2019	March 31, 2019
Osterweis Fund	$—	$22,513,330
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	8,834,149
Osterweis Emerging Opportunity Fund	—	3,640,833
Osterweis Total Return Fund	—	133,557

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The cost basis of investments for federal income tax purposes at fiscal year end, March 31, 2019, was as follows:

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$87,665,746	$5,536,693,963	$108,321,246	$89,011,507	$105,263,935
Gross tax unrealized appreciation	41,929,586	73,797,484	25,792,358	13,981,136	1,306,986
Gross tax unrealized depreciation	(916,020)	(130,323,665)	(2,860,255)	(4,258,418)	(1,467,275)
Net tax unrealized appreciation/depreciation	41,013,566	(56,526,181)	22,932,103	9,722,718	(160,289)
Undistributed ordinary income	306,074	12,215,312	678,834	—	50,380
Undistributed long-term capital gain	1,728,809	—	—	2,915,798	—
Total distributable earnings	2,034,883	12,215,312	678,834	2,915,798	50,380
Other accumulated gain (loss)	—	(391,369,684)	(651,810)	(2,175,003)	(874,115)
Total accumulated gain (loss)	$43,048,449	$(435,680,553)	$22,959,127	$10,463,513	$(984,024)

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Note 6 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended September 30, 2019, are as follows:

Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total Return
	Osterweis Fund	Income Fund	Investment Fund	Fund	Fund
Maximum available credit	$30,000,000	$300,000,000	$30,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	—	—	—	—	—
Average balance when in use	—	—	—	—	—
Credit facility outstanding as
of September 30, 2019	—	—	—	—	—
Average interest rate when in use	—	—	—	—	—

Interest expenses for the six months ended September 30, 2019. are disclosed in the Statements of Operations, if applicable.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2019 (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	April 1, 2019	September 30, 2019	During the Period [1]
Osterweis Fund
Actual	$1,000.00	$1,081.80	$4.94
Hypothetical (5% annual return before expenses)	1,000.00	1,020.25	4.80

Strategic Income Fund
Actual	1,000.00	1,011.50	4.27
Hypothetical (5% annual return before expenses)	1,000.00	1,020.75	4.29

Strategic Investment Fund
Actual	1,000.00	1,051.00	6.20
Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.11

Emerging Opportunity Fund
Actual	1,000.00	1,012.40	5.84
Hypothetical (5% annual return before expenses)	1,000.00	1,019.20	5.86

Total Return Fund
Actual	1,000.00	1,024.50	3.29
Hypothetical (5% annual return before expenses)	1,000.00	1,021.75	3.29

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.85%, 1.21%, 1.16% and 0.65% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Additional Information

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Prior to March 31, 2019, the Funds filed their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-PORT and Form N-Q reports are available on the SEC’s website at www.sec.gov. The information on the Funds’ Form N-PORT and Form N-Q may also be obtained by calling (866) 236-0050.

Householding

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS STRATEGIC INVESTMENT FUND
OSTERWEIS EMERGING OPPORTUNITY FUND
OSTERWEIS TOTAL RETURN FUND

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for Osterweis Fund and Osterweis Capital Management, LLC for each of the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers” or “Osterweis.”  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, as well as the Advisers’ cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with certain personnel of the Advisers in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing their duties under the Advisory Agreements, and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Advisers. In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2019.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe.

For the Osterweis Fund, the Board noted that the Fund outperformed its peer group median for the one-year period and underperformed for the three-year, five-year and ten-year periods.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year period and underperformance for the three-year, five-year and ten-year periods.  The Board also considered the Fund’s outperformance compared to the Adviser’s core equity composite for the one-year period and its underperformance for the three-year, five-year and ten-year periods ended March 31, 2019, and the reasons given by the Adviser for such differences in performance.

Approval of Investment Advisory Agreements (Unaudited) (Continued)

For the Osterweis Strategic Income Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three year, five-year and ten-year periods.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year period and outperformance for the three-year, five-year and ten-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s strategic income composite for the one-year, three-year, five-year and ten-year periods ended March 31, 2019, and the reasons given by the Adviser for such differences in performance.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had outperformed its peer group median for the one-year and three-year periods and underperformed for the five- year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year and five-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s flexible balanced composite for the one-year, three-year and five-year periods ended March 31, 2019, and the reasons given by the Adviser for such differences in performance.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Fund had outperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year and five-year periods. The Board also considered the Fund’s underperformance compared to the Adviser’s emerging growth composite for the one-year, three-year and five-year periods ended March 31, 2019, and the reasons given by the Adviser for such differences in performance.

For the Osterweis Total Return Fund, the Board noted that the Fund had outperformed its peer group median for the one-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year period.  The Trustees noted that the Adviser does not replicate the Osterweis Total Return Fund’s investment style in separately managed accounts. In considering the performance of the Fund, the Board noted that the Fund had less than three years of operations.

3.
The costs of the services provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements. In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Osterweis Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.95% (the “Expense Cap”). The Board noted that the Fund’s advisory fee was higher than its peer group median and average and the net expense ratio was at its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although the Fund’s assets are not currently at a size where the breakpoint has been reached.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to, or lower than those charged to the Osterweis Fund depending on the level of assets.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund and that the breakpoints were currently in effect.  The Board noted that the fees charged to other similarly managed account clients were higher than or equal to those charged to the Osterweis Strategic Income Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board noted that the fees charged to other similarly managed

Approval of Investment Advisory Agreements (Unaudited) (Continued)

account clients were higher than, equal to, or lower than those charged to the Osterweis Strategic Investment Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% (the “Expense Cap”), and then effective June 30, 2019, further reduced the Expense Cap to 1.10%. The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board noted that the fees charged to other similarly managed account clients were higher than or equal to those charged to the Osterweis Emerging Opportunity Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Total Return Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.75% (the “Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average. The Trustees noted that the Adviser does not replicate the Osterweis Total Return Fund’s investment style in separately managed accounts. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that the Advisory Agreement for each Fund (other than the Osterweis Total Return Fund) contain breakpoints in the advisory fee.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Osterweis Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund do not exceed their respective expense caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisers and their affiliates from their relationship with the Funds. The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisers.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisers were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate financial resources to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of each Fund and its shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPANN – 0919

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Professionally Managed Portfolios

By (Signature and Title)       /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 9, 2019

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 6, 2019

* Print the name and title of each signing officer under his or her signature.